Exhibit 10.13

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

PURCHASE OPTION AGREEMENT

THIS PURCHASE OPTION AGREEMENT (the “Agreement”), dated December 28th, 2015 (the “Effective Date”), is made by and among Adelaar Developer, LLC, a Delaware limited liability company (“Adelaar”), EPT Concord II, LLC, a Delaware limited liability company (“Casino Seller”) and EPR Concord II, L.P., a Delaware limited partnership (“EPR LP”, together with Adelaar, “GC/EV Seller”, and GC/EV Seller together with Casino Seller, collectively, “Seller”), for itself, its successors and assigns, to Montreign Operating Company, LLC, a New York limited liability company (together with its successors and assigns as operator of the Casino Parcel (as defined below) and assignees permitted hereby, “Buyer”).

WHEREAS, Casino Seller owns the fee interest in the approximately 186-acre parcel of real property more particularly described in Exhibit A annexed hereto and incorporated herein by this reference (the “Casino Parcel”), and EPR LP owns the fee interest and Adelaar holds a leasehold interest in (i) the approximately 236-acre parcel of real property more particularly described in Exhibit B annexed hereto and incorporated herein by this reference (the “Golf Course Parcel”) and (ii) the approximately 22-acre parcel of real property more particularly described in Exhibit C annexed hereto and incorporated herein by this reference (the “Entertainment Village Parcel” and, together with the Casino Parcel and the Golf Course Parcel, collectively the “Empire Project Parcels”); and

WHEREAS, (i) Casino Seller and Buyer have entered into that certain Lease dated the date hereof with respect to the Casino Parcel (the “Casino Lease”), (ii) Adelaar and Empire Resorts Real Estate I, LLC, a New York limited liability company (“GC Tenant”) have entered into that certain Sub-Lease dated the date hereof with respect to the Golf Course Parcel (the “Golf Course Lease”) and (iii) Adelaar and Empire Resorts Real Estate II, LLC, a New York limited liability company (“EV Tenant”) have entered into that certain Sub-Lease dated the date hereof with respect to the Entertainment Village Parcel (the “Entertainment Village Lease,” and together with the Casino Lease and the Golf Course Lease, collectively the “Ground Leases”); and

WHEREAS, prior to the date hereof Buyer made $9,222,603.00 in option payments in the aggregate, of which $1,222,603 was earned prior to the date hereof, leaving $8,000,000 to be credited as rent in accordance with the terms of the Casino Lease (such amount to be credited, the “Prior Option Payments”) to Casino Seller under that certain Option Agreement entered into by and between Casino Seller and Monticello Raceway Management, Inc., a New York corporation (“MRMI”), dated as of December 21, 2011, as amended by those certain letter agreements, dated March 30, 2012, April 30, 2012, May 30, 2012, June 29, 2012, October 1, 2012, October 12, 2012, October 31, 2012, November 30, 2012, March 7, 2013, June 27, 2013, July 30, 2013, August 14, 2013, August 23, 2013, August 30, 2013, November 13, 2013, November 22, 2013, December 6, 2013, and June 20, 2014, as assigned by MRMI to Buyer pursuant to that certain Assignment and Assumption Agreement dated the date hereof; and

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

WHEREAS, said Option Agreement is replaced in its entirety as of the date hereof by the execution of this Agreement and the Ground Leases; and

WHEREAS, EPR LP owns the fee interest and Adelaar holds a leasehold interest in the real property described on Exhibit D hereto (the “Resort Property”); and

WHEREAS, Seller desires to grant to Buyer (i) the option to purchase all (but not fewer than all) of the Empire Project Parcels, (ii) the option to purchase the Resort Property and (iii) a right of first offer over the Resort Property,

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by Seller and Buyer, Seller hereby grants to Buyer the rights and options described below all upon the terms and conditions which follow.

1. Definitions. Capitalized terms used herein that are not expressly defined herein shall have the meanings set forth in the Amended and Restated Master Development Agreement dated as of the date hereof, by and among the parties hereto, as amended from time to time (the “MDA”).

“Conversion Date” means the date that is 60 months following the Lease Commencement Date.

“Lease Commencement Date” means the Commencement Date, as defined in the Casino Lease.

“Waterpark Escrow Date” means the date that is 36 months following the Lease Commencement Date, or such later date resulting from changes to the Project Schedule made in accordance with Section 9.3 of the MDA.

2. Grant of Purchase Option. Seller does hereby grant to Buyer the sole and exclusive option, subject only to the terms hereof (the “Purchase Option”), to purchase all (but not fewer than all, other than in connection with a Competitor Transfer under Section 10.5 of each of the Ground Leases, in which case Buyer may exercise the option to purchase with respect to the applicable Empire Project Parcel only, and the other options to purchase the remaining Empire Project Parcels granted under this Agreement shall survive in favor of the owner of the Casino Parcel for the balance of the Purchase Option Period (as defined below)) of the Empire Project Parcels (a “Purchase Event”) upon the terms and conditions set forth in this Agreement. Specifically, (i) Casino Seller grants to Buyer the sole and exclusive option to purchase the Casino Parcel from Casino Seller, (ii) GC/EV Seller grants to Buyer the sole and exclusive option to purchase from GC/EV Seller the Golf Course Parcel, and (iii) GC/EV Seller grants to Buyer the sole and exclusive option to purchase from GC/EV Seller the Entertainment Village Parcel.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

3. Term of Purchase Option. This Purchase Option shall commence on the Effective Date and shall continue in full force and effect until either (a) the natural expiration of the term of the Casino Lease (i.e., the end of any then effective term without giving effect to any early termination) or (b) 90 days following the earlier termination of the Casino Lease, if otherwise terminated in accordance with its terms (such period, the “Purchase Option Period”).

4. Purchase Price.

a) If Buyer exercises the Purchase Option on or prior to the Conversion Date, the purchase price shall be $175,000,000.00 less any credits or adjustments in accordance with this Agreement (the “Initial Purchase Price”). If Buyer exercises the Purchase Option after the Conversion Date, the purchase price shall be $200,000,000.00 less any credits or adjustments in accordance with this Agreement (the “Extended Purchase Price”). As used herein, the term “Purchase Price” means the Initial Purchase Price or the Extended Purchase Price, as applicable. Subject to the provisions of Section 4.b) below, Buyer shall pay the Purchase Price in full on the Purchase Date (as hereinafter defined). The Purchase Price shall be allocated between the Casino Parcel, the Golf Course Parcel and the Entertainment Village Parcel as set forth on *** attached hereto or as the parties shall otherwise agree in writing. For avoidance of doubt, the Purchase Option may be exercised only with respect to all three parcels, and in no event may any single parcel be purchased independently except as set forth in Section 10.5 of the Ground Leases.

b) If on or prior to the date that is 34 months following the Lease Commencement Date a Purchase Event occurs, then Buyer shall pay 100% of the Purchase Price on the Purchase Date, without any obligation of Seller to fund the Waterpark Escrow until the 34th month, at which time the Waterpark Escrow shall be funded in accordance with Section 5 below. If on any date that is more than 34 months following the Lease Commencement Date and prior to the Waterpark Escrow Date, a Purchase Event occurs, then Buyer shall pay 100% of the Purchase Price on the Purchase Date, ***% of which shall be used to fund the Waterpark Escrow in accordance with Section 5 below. If after the Waterpark Escrow Date a Purchase Event occurs and the Casino Project is open for business to the public, and the Waterpark Project is not open for business to the public, Buyer shall pay ***% of the Purchase Price to Seller on the Purchase Date, and the remaining ***% shall be paid by Buyer as, if and when the Waterpark Project opens for business to the public (as opposed to a “soft opening”).

c) Notwithstanding anything herein to the contrary, (i) all Prior Option Payments made by Buyer to Seller, (ii) all amounts paid as rent under the Ground Leases (including, without limitation, during the Pre-Development Term (as defined in the Casino Lease)) through the Conversion Date (without duplication of the amounts set forth in clause (i) above), and (iii) all amounts paid by Buyer toward the Shared Pre-Development Costs shall be deducted from the Purchase Price, up to a maximum credit for such items of $25,000,000.00 (the “Rent Credit Cap”).

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

d) Buyer shall receive an additional credit, which shall not be subject to any cap (without duplication for credits actually applied to rent due under the Leases for periods prior to the Exercise Date) against the Purchase Price equal to the sum, as of the Purchase Date, of (i) all *** in excess of the *** actually paid by Buyer under any of the Ground Leases, plus (ii) *** of all future *** in excess of the *** to be levied against the Empire Project Parcels.

e) *** of all future payments of the ***, if any, due under the Golf Course Lease and the Entertainment Village Lease as of the Purchase Date shall be added to the Purchase Price.

f) Without limiting the foregoing, if Buyer exercises its rights under Section 10.5 of any of the Ground Leases to purchase the applicable Empire Project Parcel in connection with a Competitor Transfer as set forth therein and herein, the purchase price for such Empire Project Parcel shall be the lower of (A) *** allocated to such Empire Project Parcel as set forth on *** hereto and (B) *** in connection with the proposed Competitor Transfer in accordance with the applicable Ground Lease. Additionally, the purchase option for the remaining Empire Project Parcels hereunder shall be for a purchase price equal to the pro-rated Purchase Price minus the amount paid by Buyer for such Empire Project Parcel under this Section 4(f).

5. Waterpark Escrow. If after the 34th month following the Lease Commencement Date a Purchase Event has occurred and the Casino Project is open for business to the public, and the Waterpark Project is not open for business to the public, then Seller shall deposit ***% of the Purchase Price with Escrow Agent (as hereinafter defined) for the benefit of Buyer (the “Waterpark Escrow”) in accordance with an escrow agreement substantially in the form of the Escrow Agreement attached hereto as Exhibit E. If the Waterpark Project is still not open for business as of the Waterpark Escrow Date, then Buyer shall be permitted to utilize the Waterpark Escrow in accordance with the terms of the Escrow Agreement in order to Complete the Waterpark Project and/or pay fines or penalties assessed by the New York Gaming Commission due to the failure of the Waterpark Project to be open for business in accordance with the Project Requirements. Following Completion of the Waterpark Project, the remaining balance of the Waterpark Escrow after deduction of amounts utilized or reasonably anticipated to be utilized (as reasonably agreed by the parties) by Buyer in accordance with the prior sentence shall be returned to Seller. If Seller fails to fund the Waterpark Escrow as required under this Section 5, time being of the essence, the Resort Property Purchase Price (as hereinafter defined) shall irrevocably decrease to $***.

6. Exercise of Purchase Option. In order to exercise the Purchase Option, (i) Buyer must deliver to Seller written notice of its exercise of the Purchase Option (“Buyer’s Purchase Notice”). The date upon which Buyer delivers Buyer’s Purchase Notice shall be defined as the “Exercise Date”). Buyer’s Purchase Notice shall specify a date no less than ninety (90) days after the Exercise Date for the closing of the acquisition by Buyer or its designee of title to the Empire Project Parcels in accordance herewith (the “Purchase Date”), and (ii) Buyer’s Purchase Notice must be accompanied by a non-refundable deposit (the “Purchase Option Deposit”) equal to ***

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

percent (***%) of the Purchase Price, which Purchase Option Deposit must be deposited with Escrow Agent simultaneously with Buyer’s giving of Buyer’s Purchase Notice in accordance with the terms of Section 31 of this Agreement. Buyer’s Purchase Notice shall be irrevocable once given, and Seller shall retain the Purchase Option Deposit in the event that the Closing does not occur. In the event that Buyer so exercises its Purchase Option hereunder, Seller agrees to sell and Buyer agrees to buy the Property upon the terms and conditions set forth in this Agreement. Any Closing may occur after the expiration of the Purchase Option Period provided that Buyer delivers Buyer’s Purchase Notice within the Purchase Option Period. For avoidance of doubt, following the Exercise Date, Buyer or its assignee of this Purchase Option (which shall be the operator of the Casino Project) may designate either affiliated or unaffiliated purchasers for the Golf Course Parcel and/or the Entertainment Village Parcel to whom Seller shall convey title and in favor of whom Seller shall execute all deliverables required hereunder with respect to the closing of the acquisition of such Empire Project Parcel under this Agreement.

7. Resort Property.

(a) During the Resort Project Purchase Option Period, GC/EV Seller does hereby grant to Buyer (which may be assigned to an Affiliate of Buyer) the sole and exclusive option (the “Resort Project Purchase Option”) to purchase not less than all of the Resort Property owned or leased, as applicable, by GC/EV Seller, together with any improvements and buildings located or to be located thereon and any licenses, fixtures and other property owned by GC/EV Seller and used at the premises, and together with the benefit of all easements and rights of way appurtenant thereto, upon the terms and conditions set forth in this Agreement. The Resort Project Purchase Option cannot be exercised by Buyer hereunder unless the Purchase Option has been or is simultaneously exercised and Buyer may close under the Resort Project Purchase Option only after or concurrently with the closing under the Purchase Option. The Resort Project Purchase Option shall commence on the Effective Date and shall continue in full force and effect until the earlier of (i) the expiration of the Purchase Option Period, or the (ii) 10-year anniversary of the earlier to occur of (A) the Lease Commencement Date or (B) the Exercise Date (such period, the “Resort Project Purchase Option Period”). Subject to Section 5 of this Agreement, the purchase price for the Resort Property (the “Resort Property Purchase Price”) shall be $20,000,000.00, as may be adjusted by CPI each year following the Lease Commencement Date and as reduced by the immediately succeeding sentence. The Resort Property Purchase Price shall not be subject to any of the purchase credits set forth under the Agreement, except as set forth in Section 5 of this Agreement and in the following sentence hereunder. To the extent less than all of the Resort Property remains subject to the Resort Project Purchase Option at the time the Resort Project Purchase Option is exercised due to any sale, lease or other Transfer in accordance with Section 7(a) below, then the Resort Property Purchase Price shall be reduced pro rata by the proportion (determined by acreage) of the Resort Property transferred in relation to the total acreage of the Resort Property that was subject to the Resort Project Purchase Option immediately prior to such Transfer. Buyer shall exercise the Resort Project Purchase Option in the same manner as set forth in Section 6 of this Agreement with respect to the Empire Project Parcels, and the closing of the acquisition of the Resort Property shall take place in the same manner described in this Agreement with respect to the Purchase Option.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

(b) GC/EV Seller shall at all times have the right to sell, lease, license or otherwise transfer to its Affiliates all or any portion of or interest in the Resort Property subject to the Resort Project Purchase Option and such Affiliate’s assumption and acknowledgment of the provisions of this Section. Subject to the provisions of this Section 7(b) granting Buyer a right of first offer in connection with any Transfer (as defined below), GC/EV Seller shall at all times have the right to directly or indirectly sell, lease, license or otherwise transfer in a bona fide transaction with an unaffiliated third party, all or any portion of or interest in the Resort Property (a “Transfer”) and, upon closing of the transaction, release it from the Resort Project Purchase Option.

If GC/EV Seller decides, in its sole and absolute discretion, that it is interested in selling all or any portion of the Resort Property (the “Designated Property”), whether or not a Purchase Option Event has occurred, GC/EV Seller shall notify Buyer by written notice of its interest in selling the Designated Property (the “First Offer Notice”). The First Offer Notice shall identify the Designated Property by section, lot and block number, and total acreage as well as the interest GC/EV Seller is seeking to sell (fee, leasehold, equity or other).

If GC/EV Seller sends a First Offer Notice to Buyer, Buyer shall have the right, but not the obligation, to exercise its right of First Offer with respect to the Designated Property by written notice to GC/EV Seller sent within ten (10) business days following receipt of the First Offer Notice (the “First Offer”). The First Offer, if submitted, shall be in the form of a binding offer to purchase the Designated Property on the terms set forth therein, including, but not limited to the purchase price, and all other relevant terms and conditions proposed by Buyer in its sole discretion.

If Buyer delivers a timely First Offer, then GC/EV Seller shall review said First Offer, and respond in writing to Buyer within ten (10) business days of receipt of the First Offer whether or not it wishes to Transfer the Designated Property on the terms contained in the First Offer.

If GC/EV Seller determines that the terms of the Buyer’s Offer are acceptable, then the parties shall be obligated to close the acquisition of the Designated Property in accordance with the terms of the First Offer and otherwise in the same manner described in this Agreement with respect to the Purchase Option.

GC/EV Seller shall have the right in its sole and absolute discretion to reject the First Offer, provided, however, that if GC/EV Seller determines, in its sole and absolute discretion, that the First Offer is unacceptable, then GC/EV Seller shall be precluded for a period of six (6) months from the date of the First Offer from consummating a Transfer of the Designated Property to an unaffiliated third party other than at a price and on terms which are on the whole substantially equivalent to or better than those provided in the First Offer. In the event

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

such Transfer of the Designated Property is via lease, license or other disposition other than a fee sale, the purchase price of the Designated Property by such unaffiliated third party for purposes of this Section shall be deemed to equal the quotient of (A) the amount of ***, if applicable, or other *** attributable to the lease, license or occupancy of the land (and not to any improvements thereon) payable by the tenant or occupant for each twelve (12) month period during the first (5) years of the term following receipt of a certificate of occupancy and commencement of rental income of the applicable lease or license (without effect of any rent abatements, tenant allowances, credits, free rent periods or other tenant inducements) divided by (B) *** percent (***%).

If GC/EV Seller rejects Buyer’s First Offer, and GC/EV Seller fails to Transfer to a prospective transferee the Designated Property in accordance with this Section within six (6) months after the delivery of the First Offer Notice, then the Designated Property shall once again be subject to the provisions of this Section (i.e., GC/EV Seller shall again be required to deliver to Buyer a First Offer Notice with respect to the applicable Designated Property as provided in this Section and shall only Transfer such Designated Property in accordance herewith), except that Buyer shall not be obligated to deliver the First Offer in response to such First Offer Notice, and GC/EV Seller’s First Offer Notice shall instead be in the form of a binding offer to sell the Designated Property on the terms set forth therein, including, but not limited to the purchase price, and all other relevant terms and conditions proposed by GC/EV Seller in its sole discretion (a “Subsequent First Offer Notice”).

If Buyer determines that the terms of the Subsequent First Offer Notice are acceptable as evidenced by a written acceptance of such terms, then the parties shall be obligated to close the acquisition of the Designated Property in accordance with the terms of such Subsequent First Offer Notice and otherwise in the same manner described in this Agreement with respect to the Purchase Option, including, but not limited to, Buyer shall specify a date no less than ninety (90) days after such acceptance date for the closing of the acquisition by Buyer or its designee of title to the Designated Property.

Buyer shall have the right in its sole and absolute discretion to reject the Subsequent First Offer Notice by written notice to GC/EV Seller sent within ten (10) business days following receipt of said Subsequent First Offer Notice, provided, however, that if Buyer determines, in its sole and absolute discretion, that the Subsequent First Offer Notice is unacceptable, then GC/EV Seller shall have the right for a period of six (6) months from the date of the Subsequent First Offer Notice to consummate a Transfer of the Designated Property to an unaffiliated third party at a price and on terms which are on the whole substantially equivalent to or better than those provided in the Subsequent First Offer Notice.

If GC/EV Seller fails to Transfer to a prospective transferee the Designated Property in accordance with the preceding paragraph within six (6) months after the delivery of the Subsequent First Offer Notice, then the Designated Property shall once again be subject to the provisions of this Section (i.e., GC/EV Seller shall again be required to deliver to Buyer a Subsequent First Offer Notice with respect to the applicable Designated Property as provided in this Section and shall only Transfer such Designated Property in accordance herewith).

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

8. Third Parties.

(a) Subject to the provisions of Section 7 hereof, Seller may enter into customary agreements during the Purchase Option Period for the sale of the Empire Project Parcels or any portion thereof, provided that Seller may not enter into any agreement during the Purchase Option Period granting any third party an option to purchase the Empire Project Parcels or any portion thereof (unless such agreement is subordinated to and expressly subject to the Purchase Option pursuant to an agreement for the express benefit of Buyer (i.e., Buyer is a third party beneficiary) in form reasonably satisfactory to Buyer), and provided, further that the rights and obligations of the parties under this Agreement shall run with the land, and be binding upon any successor, assignee, buyer or other transferee of all or any portion of the Empire Project Parcels. Seller shall not enter into any agreement granting any third party the right to purchase the Resort Property or any portion thereof without first offering the Resort Property or such portion to Buyer in accordance with Section 7 hereof.

(b) The terms and provisions of this Agreement shall run with the land and be binding upon any successor, assignee, buyer or other transferee of all or any portion of the Empire Project Parcels and/or the Resort Property. The preceding sentence notwithstanding and except as set forth in Section 8(c) below, Seller is granting the Purchase Option to Buyer only in its capacity as Tenant under the Casino Lease. If during the term of this Agreement Buyer shall assign its interest under the Casino Lease, then Buyer and Seller hereby agree that the Purchase Option shall be exercisable with respect to all (but not fewer than all) of the Empire Project Parcels only by the then-current tenant under the Casino Lease; provided that Buyer or the then-current tenant under the Casino Lease, as applicable, following delivery of a Purchase Option Notice, shall have the right (i) to designate a nominee (including a third party) to take title to the Golf Course Parcel and Entertainment Village Parcel at closing and (ii) with respect to the Casino Parcel, to designate an Affiliate to take title to the Casino Parcel at closing. In each case to whom Seller shall convey title and in favor of whom Seller shall execute all deliverables required hereunder with respect to the closing of the acquisition of such Empire Project Parcel under the Purchase Option.

(c) Without in any way limiting the assignment of the options set forth herein to any permitted assignee of the Casino Lease, Buyer may assign the options set forth herein to any person or entity that directly or indirectly owns more than 50% of the outstanding shares of Empire Resorts, Inc. (or any affiliate of such person) at any time, and such assignee shall be recognized as the Buyer for all purposes hereunder; provided that such assignee shall have no further right to assign the options set forth herein pursuant to this Section 8(c).

9. Representations and Warranties of Seller. Each Seller hereby represents and warrants to Buyer as of the Effective Date as follows:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

(a) Casino Seller is a limited liability company, validly formed, duly existing and in good standing under the laws of the State of Delaware. EPR LP is a limited partnership, validly formed, duly existing and in good standing under the laws of the State of Delaware. Adelaar is a limited liability company, validly formed, duly existing and in good standing under the laws of the State of Delaware. Each Seller has the requisite power and authority to enter into and perform the terms of this Agreement. The execution and delivery of this Agreement and the performance by each Seller of the obligations hereunder have been duly authorized by the members of each Seller and no other approval or authorization or other action on the part of Seller or any other Person is necessary in order to permit each Seller to grant the options hereunder or to otherwise perform its obligations set forth in this Agreement. This Agreement has been duly and validly executed and delivered by each Seller, and constitutes the legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms.

(b) Except as set forth on Schedule 2 attached hereto, no approval, consent, order or authorization of, or designation, registration or declaration with, any Governmental Authority (as defined below) is required in connection with the valid execution, delivery or performance of this Agreement by each Seller. “Governmental Authority” means the United States, the states in which the Empire Project Parcels are located, any city, village or other governmental subdivision of such states, or any agency, department, commission, bureau or instrumentality of any of the foregoing having jurisdiction over any of the Empire Project Parcels.

(c) The execution, delivery and performance by each Seller of this Agreement and the transactions contemplated hereby will not conflict with, or result in a breach of, or constitute a default under, (i) the articles of organization of any Seller or (ii) any judgment, statute, rule, order, decree, writ, injunction or regulation of any court or Governmental Authority.

(d) Casino Seller owns and holds fee title in and to the Casino Parcel. EPR LP owns and holds fee title in and to the Golf Course Parcel and the Entertainment Village Parcel. Adelaar holds a leasehold interest in the Golf Course Parcel and the Entertainment Village Parcel. No Seller has entered into any agreement granting any third party the right to purchase, lease and hire, or otherwise occupy the Empire Project Parcels or the Resort Property from Seller, except for the ground lease between EPR LP and Adelaar dated March 6, 2015 (the “Adelaar Lease”), whereby EPR LP demised and leased, as lessor, the Golf Course Parcel and Entertainment Village Parcel to Adelaar.

10. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as of the Effective Date as follows:

(a) Buyer is a limited liability company, validly formed, duly existing and in good standing under the laws of the state of its formation. Buyer has the requisite power and authority to enter into and perform the terms of this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

authorized by the member(s) of Buyer and no other limited liability company approval or authorization or other action on the part of Buyer is necessary in order to permit Buyer to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Buyer, and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

(b) No approval, consent, order or authorization of, or designation, registration or declaration with, any Governmental Authority (excluding any approval required by the Gaming Authorities) is required in connection with the valid execution and delivery of this Agreement by Buyer.

(c) The execution, delivery and performance by Buyer of this Agreement and the transactions contemplated hereby will not conflict with, or result in a breach of, or constitute a default under, (i) the articles of organization or operating agreement of Buyer or (ii) any judgment, statute, rule, order, decree, writ, injunction or regulation of any court or Governmental Authority.

11. Adjournment Right. Time shall be of the essence with respect to Seller’s and Buyer’s obligation to close on the acquisition of the Empire Project Parcels pursuant to the Purchase Option on the Purchase Date, subject to a one-time, 30-day adjournment right exercisable by each of Seller and Buyer upon written notice given to the other party at least 1 business day prior to the then scheduled Purchase Date (the “Adjournment Option”). The party exercising an Adjournment Option shall pay all out of pocket costs and expenses incurred by the other party as a result of such adjournment of the Purchase Date. Subject to any exercise of the Adjournment Option by either Seller or Buyer, if the closing of the acquisition of title to the Empire Project Parcels shall fail to occur on the Purchase Date (as may be extended by the exercise of the Adjournment Option) in accordance with the terms of this Agreement by reason of any default by Buyer, then the Purchase Option, all of Buyer’s rights to exercise the same or to otherwise acquire title to the Empire Project Parcels or the Resort Property, and the provisions of this Agreement with respect thereto shall all terminate and be void and of no force and effect, all as if the same had never been set forth in this Agreement, and Seller shall be entitled to retain the Purchase Option Deposit.

12. Purchase and Sale of the Empire Project Parcels. If the Purchase Option is exercised in accordance with this Agreement, Seller agrees to sell, assign and convey to Buyer and Buyer shall purchase and assume from Seller all of Seller’s right, title and interest, in the Empire Project Parcels. Seller and Buyer hereto acknowledge and agree that the value of any fixtures, furnishings, equipment, machinery, inventory, appliances and all other tangible and intangible personal property, if any, included in the Empire Project Parcels (the “Seller Personalty”) is de minimis and no part of the Purchase Price is allocable thereto. Following Buyer’s exercise of the Purchase Option, Seller and Buyer shall execute and deliver a written confirmation thereof; provided, that the failure to execute and deliver such instrument shall not affect Buyer’s exercise of the Purchase Option or the rights and obligations of the parties under this Agreement or give rise to any liability on the part of Seller or Buyer.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

13. Purchase Price and Purchase Option Deposit. The Purchase Price, subject to adjustment as provided herein, shall be payable as follows:

a) The Purchase Option Deposit shall be deposited with the Title Company (as hereinafter defined) who shall serve as escrow agent (hereunder the Title Company in its capacity as escrow agent, the “Escrow Agent”) in accordance with the further terms of this Section 13:

i. The Purchase Option Deposit shall be held in an interest bearing account in a bank that is an Eligible Institution as selected by the Escrow Agent (it being agreed that the Escrow Agent shall not be liable for the amount of interest which accrues thereon or for the solvency of such bank) and shall be applied in accordance with Section 13 of this Agreement. Any interest accruing on the Purchase Option Deposit shall be distributed to the party that receives the Purchase Option Deposit in accordance with the terms of this Agreement; provided that if the Seller receives the Purchase Option Deposit, any interest accrued thereon shall be credited against the Purchase Price. The party receiving such interest shall pay any income taxes thereon.

ii. If the Closing does not occur within the designated time period after the Exercise Date as set forth under Section 6 hereunder and either party makes a written demand upon the Escrow Agent for payment of the Purchase Option Deposit (including any interest that shall have accrued thereon), the Escrow Agent shall promptly give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment or delivery, which objection shall state the reasons the party objects to the proposed payment or delivery (and a copy of which shall be sent to the other party), within ten (10) business days after the giving of such notice, the Escrow Agent is hereby irrevocably authorized and directed to make such payment or delivery. If the Escrow Agent does receive such written objection within such ten (10) business day period or if for any other reason the Escrow Agent in good faith shall elect not to make such payment or delivery, the Escrow Agent shall continue to hold the Purchase Option Deposit (together with all interest that shall have accrued thereon), until directed by joint written instructions from the Seller and Buyer or as directed pursuant to a final judgment of a court of competent jurisdiction.

iii. The Escrow Agent shall act as escrow agent without charge as an accommodation to the parties, it being understood and agreed that the Escrow Agent shall not be liable for any error in judgment or for any act done or omitted by it in good faith or pursuant to a court order, or for any mistake of fact or law unless caused or created as the result of the Escrow Agent’s gross negligence or willful misconduct. The Escrow Agent shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document reasonably believed by the Escrow Agent to be genuine, and it shall be released and exculpated from all liability by Seller and Buyer, except in the case of Escrow Agent’s gross negligence or

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willful misconduct. The Escrow Agent may assume that any person purporting to give it notice on behalf of any party in accordance with the provisions of Section 31 of this Agreement is such person. The sole responsibility of the Escrow Agent hereunder shall be to hold and disburse the Purchase Option Deposit, together with all interest that shall have accrued thereon in accordance with the provisions of this Section 13.

iv. The Escrow Agent shall not be liable for and Seller and Buyer shall agree to indemnify, jointly and severally, the Escrow Agent for, and to hold the Escrow Agent harmless against any loss, liability or expense, including without limitation reasonable attorneys’ fees and disbursements, arising out of any dispute hereunder, including the cost and expense of defending itself against any claim arising hereunder, unless the same are caused by the gross negligence or willful misconduct of the Escrow Agent. Each of Seller and Buyer shall be responsible for fifty percent (50%) of any such costs.

v. The Escrow Agent may, on notice to the Seller and Buyer, take such affirmative steps as it may, at its option, elect in order to terminate its duties as the Escrow Agent, including, without limitation, the delivery of the Purchase Option Deposit, together with all interest that shall have accrued thereon, to a court of competent jurisdiction and the commencement of an action for interpleader. Each of Seller and Buyer shall be responsible for fifty percent (50%) of any such costs. Upon the taking by the Escrow Agent of such action, the Escrow Agent shall be released from all duties and responsibilities hereunder.

vi. Any notices to the Seller or Buyer shall be delivered in accordance with the provisions of Section 31. Notices to the Escrow Agent shall be delivered to the address provided by Escrow Agent in accordance with the provisions of Section 31.

b) At the closing of the Purchase Option (the “Closing”), (a) the Purchase Option Deposit (together with any interest accrued thereon) shall be paid by Escrow Agent to Seller by wire transfer of immediately available federal funds to an account or accounts designated no later than the business day prior to Closing by Seller to the Escrow Agent (or if no such designation is made, in the manner set forth in Section 5.1 of the Casino Lease for the payment of rent), and (b) Buyer shall pay by wire transfer of immediately available federal funds to an account or accounts designated no later than the business day prior to Closing by Seller to the Buyer (or if no such designation is made, in the manner set forth in Section 5.1 of the Casino Lease for the payment of rent), the balance of the Purchase Price (i.e., the Purchase Price less (x) the Purchase Option Deposit plus interest and (y) any other adjustments expressly required to be made in accordance with this Agreement) (such amount, the “Balance”). Notwithstanding anything in this provision to the contrary, Buyer may also pay the Purchase Price at any time within the 60 days preceding the Purchase Date, provided that Buyer satisfies any prepayment premium, defeasance cost or similar charge pursuant to any Fee Mortgages (as defined in the Ground Leases) or related loan documents under any of the Ground Leases then in effect resulting from such acceleration, if the mortgage is not being assumed by Buyer. After payment by the Buyer of the Purchase Price and any unpaid rent due and payable under the Ground

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Leases on or before the Purchase Date, Seller shall transfer the Empire Project Parcels to Buyer or its designee in accordance with the terms of this Agreement, free and clear of any and all liens and encumbrances (including any Fee Mortgages) other than Option Permitted Encumbrances (as hereinafter defined) and otherwise on an “as is, where is” basis, without recourse or warranty.

14. Status of Title. Seller’s interest in the Empire Project Parcels shall be sold, assigned and conveyed by Seller to Buyer, and Buyer shall accept the same free and clear of any and all liens and encumbrances, other than Option Permitted Encumbrances, the standard printed exclusions from coverage contained in the ALTA 2006 Standard Form title policy or such other form of owners title policy then in use in the State of New York, and otherwise on an “as is, where is” basis, without recourse or warranty. GC/EV Seller agrees, that with respect to the transfer of the Golf Course Parcel or the Entertainment Village Parcel hereunder or pursuant to Section 10.5 of the Golf Course Lease and Entertainment Village Lease, as applicable, then at Buyer’s option, either (i) Buyer shall acquire the fee interest of EPR LP and the leasehold interest of Adelaar under the Adelaar Lease in the applicable parcel in connection with such transfer or (ii) EPR LP and Adelaar shall terminate the Adelaar Lease, and EPR LP shall transfer fee title to Buyer free and clear of any such leasehold interest. GC/EV Seller agrees, that with respect to the transfer of any portion of the Resort Property pursuant to the terms hereof, at Buyer’s option, either (i) Buyer shall acquire the fee interest of EPR LP and the leasehold interest of Adelaar under the Adelaar Lease in the applicable parcel in connection with such transfer or (ii) EPR LP and Adelaar shall terminate the Adelaar Lease and EPR LP shall transfer fee title to Buyer free and clear of any such leasehold interest. “Option Permitted Encumbrance” means:

a) all Permitted Exceptions (as defined in the Ground Leases), other than Fee Mortgages (unless Buyer elects to assume any of the same);

b) any assessments imposed after the date hereof and affecting the Empire Project Parcels or any portion thereof (but not including special assessments for which Seller is responsible under the MDA);

c) the rights and interests held by subBuyers, licensees, concessionaires or other occupants under any subleases, licenses, or other occupancy agreements (collectively, the “Subleases”) with respect to the Empire Project Parcels (except to the extent the same are claiming by, through or under Seller) and others claiming by, through or under such Subleases;

d) all Violations (as defined in the Ground Leases) issued or noted against the Empire Project Parcels or any portion thereof;

e) all covenants, restrictions and utility company rights, easements and franchises relating to electricity, water, steam, gas, telephone, sewer or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the Empire Project Parcels;

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f) possible encroachments and/or projections of stoop areas, roof cornices, window trims, vent pipes, cellar doors, steps, columns and column bases, flue pipes, signs, piers, lintels, window sills, fire escapes, satellite dishes, protective netting, sidewalk sheds, ledges, fences, coping walls (including retaining walls and yard walls), air conditioners and the like, if any, on, under, or above any street or highway, the Empire Project Parcels or any adjoining property;

g) any lien, encumbrance or other matter (including, without limitation, any mechanics’ lien or materialmen’s lien), caused by any act or omission of Buyer or any Person claiming by, through or under Buyer, or relating to the conduct of business or any other activity on or from the Empire Project Parcels by Buyer or any Person claiming by, through or under Buyer, or the removal of which is the obligation of Buyer, GC Tenant or EV Tenant under the Ground Leases or any other occupants under any Subleases; and

h) any other matter which, pursuant to the terms of Section 14.b), Section 14.c) or Section 14.g) of this Agreement, are or are deemed to be Option Permitted Exceptions.

15. Title Insurance and Title Objections.

a) At least 75 days prior to the Purchase Date, Buyer shall obtain, at Buyer’s expense, a title commitment (the “Title Commitment”) with respect to the Empire Project Parcels from a reputable title insurance company licensed to do business in the State of New York selected by Buyer (the “Title Company”) that shall be willing to insure the Empire Project Parcels to Buyer at regular rates subject to the Option Permitted Exceptions and the standard printed exclusions from coverage contained in the form of owners title policy then in use in the State of New York but including such modifications and/or endorsements as would then customarily constitute “extended coverage.” Buyer shall instruct the Title Company to deliver a copy of the Title Commitment and all updates to the Title Commitment (each, a “Title Update”) to Seller simultaneously with its delivery of the same to the Buyer.

b) No later than 45 days prior to the Purchase Date, time being of the essence, Buyer may furnish to Seller a written statement setting forth any exceptions to title appearing in the Title Commitment (each, a “Commitment Exception”) to which Buyer objects and which are not Option Permitted Encumbrances (the “Title Objections”). In addition, if prior to the Purchase Date, any Title Update discloses any additional exceptions to title that are not Option Permitted Exceptions (each, an “Update Exception”), then Buyer shall have until the earlier of (x) ten (10) business days after delivery by the Title Company of the Title Update or (y) the business day immediately prior to the Purchase Date, time being of the essence, to deliver to Seller a Title Objection with respect to any Update Exceptions. If Buyer fails to timely deliver any Title Objection as set forth herein, Buyer shall be deemed to have irrevocably waived its right to object to the Commitment Exceptions and/or the applicable Update Exceptions and the same shall be deemed Option Permitted Exceptions.

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c) Notwithstanding the foregoing, Buyer shall not be entitled to object to, and shall be deemed to have approved, any Commitment Exceptions or Update Exceptions (and the same shall be deemed Option Permitted Exceptions) (w) over which the Title Company or another reputable title insurance company licensed to do business in the state of New York is willing to insure (without additional cost to Buyer); (x) against which the Title Company or another reputable title insurance company licensed to do business in the State of New York is willing to provide affirmative insurance reasonably satisfactory to Buyer (without additional cost to Buyer); or (y) which will be extinguished upon the sale of the Empire Project Parcels.

d) Seller, at its election, may eliminate any Commitment Exception or Update Exception on or prior to the Purchase Date by using all or a portion of the Purchase Price to satisfy the same, and in furtherance thereof (a) Buyer agrees to pay a portion of the Purchase Price to such Persons as Seller may direct and (b) Seller shall deliver to Buyer or the Title Company at or prior to the Purchase Date, such affidavits, indemnities or other instruments in recordable form and sufficient, as reasonably determined by the Title Company, to eliminate such Commitment Exceptions or Update Exceptions. If Seller shall comply with the foregoing requirements, such Commitment Exceptions and Update Exceptions shall be deemed satisfied.

e) Unless Buyer elects to assume any Fee Mortgages and the same are assumable, Seller will obtain a pay-off letter to Seller no later than five (5) Business Days prior to the Purchase Date indicating the amount required to satisfy and discharge any Fee Mortgage held by such Fee Mortgagee (a “Pay-Off Letter”), (a) Seller shall promptly deliver a copy of such Pay-Off Letter to Buyer and (b) Seller may direct Buyer in writing to pay a portion of the Purchase Price at Closing directly to such Fee Mortgagee in the amount specified in the most recent Pay-Off Letter received at or prior to the Closing so long as such amount is less than the Balance and Seller shall pay the balance of the amounts required to obtain the pay-off at the Closing. Buyer and the Title Company shall be entitled to rely on any Pay-Off Letter without any obligation of further inquiry of Seller and notwithstanding any dispute by Seller of the amount set forth therein, provided that nothing herein shall limit the right of Seller to dispute any such amount payable to any Fee Mortgagee in a separate action with the applicable Fee Mortgagee so long as Seller indemnifies Buyer for any losses, costs or liabilities of Buyer resulting therefrom.

f) If Seller is unable to eliminate any lien or encumbrance that is a Commitment Exception or Update Exception (other than a Mandatory Removal Exception (as defined below)) by the Closing, unless the same is waived by Buyer in writing, Seller may, upon at least two (2) business days’ prior notice (a “Title Cure Notice”) to Buyer (except with respect to matters first disclosed during such two (2) business day period, as to which matters notice may be given at any time through and including the Purchase Date) adjourn the Purchase Date for a period not to exceed thirty (30) days but without duplication of any adjournment under the Adjournment Option (the “Title Cure Period”) in order to attempt to eliminate such exception.

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g) If Seller is unable to eliminate any lien or encumbrance that is a Commitment Exception or Update Exception within the Title Cure Period (or on the Purchase Date, if Seller does not elect to deliver a Title Cure Notice), unless the same is waived by Buyer in writing, then Buyer, as it sole remedy, may:

i. accept the Empire Project Parcels subject to such Commitment Exception and/or Update Exception without any abatement of the Purchase Price, in which event (I) such Commitment Exceptions and/or Update Exceptions shall be deemed to be, for all purposes, Option Permitted Exceptions, (II) Buyer shall close the Purchase Option notwithstanding the existence of same and (III) Seller shall have no obligations whatsoever after the Closing with respect to Seller’s failure to have such Commitment Exceptions and/or Update Exceptions eliminated; or

ii. elect by written notice to Seller and Title Company within ten (10) days following the expiration of the Title Cure Period (or the Purchase Date if Buyer does not elect to deliver a Title Cure Notice), time being of the essence, to revoke its election to execute the Purchase Option, in which event Buyer shall be entitled to a return of the Purchase Option Deposit and all interest that shall have accrued thereon. If Buyer fails to elect to revoke its election to execute the Purchase Option as provided within the time period in the preceding sentence, Buyer shall irrevocably be deemed to have selected to accept the Empire Project Parcels as provided in the foregoing clause (vii)(a).

h) For the avoidance of doubt, other than with respect to Mandatory Removal Exceptions as set forth in this clause (viii), Seller shall not have any obligation to take any action or expend any sums to remove or cure any lien or encumbrance or to otherwise cause title to the Empire Project Parcels to be in the condition contemplated under this Agreement. Notwithstanding the foregoing, at the Closing, Seller shall cause to be released, satisfied and otherwise removed of record, by payment, bonding or otherwise (or cause the Title Company to insure title free of such Title Objection), any Title Objection which (i) is a Fee Mortgage and other instruments which evidence or secure the indebtedness secured by a Fee Mortgage (other than with respect to any Fee Mortgage which is to be assumed at Closing by Buyer), (ii) is a lien for a special assessment levied on the Empire Project Parcels for which Seller is responsible under the MDA, or (iii) results from any voluntary act or omission, after the Effective Date, of Seller or any Affiliate of Seller or any Person claiming by, through or under Seller or any Affiliate of Seller, or any director, officer, employee, agent or contractor of, or other Person acting on behalf of or at the direction of, Seller or any Affiliate of Seller or any Person claiming by, through or under Seller or any Affiliate of Seller, which is not otherwise permitted to be done or not done, as applicable, under the Restrictive Agreements (collectively, the “Mandatory Removal Exceptions”).

i. If the Title Commitment or any Title Update discloses judgments, bankruptcies or other returns against other Persons having names the same as or similar to that of Seller, Seller shall cause the Title Company to omit as an exception such judgments, bankruptcies or other returns based on an affidavit, indemnity or such additional evidence or assurance as the Title Company may reasonably require.

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ii. Notwithstanding anything to the contrary herein, financing statements naming Buyer or any Buyers, subBuyers and other occupants claiming by, through or under Buyer of the Empire Project Parcels as debtor shall not be Commitment Exceptions or Update Exceptions.

16. Apportionments. Other than the credits to the Purchase Price described in this Agreement, there shall be no apportionments made between the Seller and Buyer, provided that it shall be a condition precedent to Seller’s obligation to sell the Empire Project Parcels that Buyer shall have paid to Seller all Rent owing to the Seller as of the Purchase Date, provided further that any excess prepaid amounts of Rent (if any) paid to the Seller shall be refunded to Buyer in immediately available funds or applied to the Purchase Price, at Seller’s election, at the Closing.

17.	Condition of Empire Project Parcels; No Representations.

a) Buyer expressly acknowledges that, except as expressly set forth in the Ground Leases, neither Seller, nor any Person acting on behalf of Seller, nor any direct or indirect officer, director, partner, shareholder, employee, agent, representative, accountant, advisor, attorney, principal, affiliate, consultant, contractor, successor or assign of Seller (Seller, together with all of the other parties described in the preceding portions of this sentence (other than Buyer), and their respective agents and representatives, shall be referred to herein collectively as the “Exculpated Parties”) has made any oral or written representations or warranties, whether expressed or implied, by operation of law or otherwise, with respect to (a) the status of title to the Empire Project Parcels or the Resort Property; (b) any survey of the Empire Project Parcels or the Resort Property; (c) the current or future real estate tax liability, assessment or valuation of the Empire Project Parcels or the Resort Property; (d) the potential qualification of the Empire Project Parcels or the Resort Property for any and all benefits conferred by any laws whether for subsidies, special real estate tax treatment, insurance, mortgages, or any other benefits, whether similar or dissimilar to those enumerated; (e) the compliance of the Empire Project Parcels or the Resort Property in their current or any future state, with any Laws (including any Laws pertaining to the environment or Hazardous Substances); (f) the amount of floor area ratio attributable to the Empire Project Parcels or the Resort Property; (g) the availability of any financing for the purchase, alteration, rehabilitation or operation of the Empire Project Parcels or the Resort Property, or the construction of new improvements thereon, from any source, including, but not limited to any governmental authority or any lender; (h) the current or future use of the Empire Project Parcels or the Resort Property, including, but not limited to, the Empire Project Parcels’ or the Resort Property’s use for commercial, manufacturing, general office, gaming or residential purposes; (i) the present and future condition and operating state of the Empire Project Parcels or the Resort Property and the present or future structural and physical condition of any Improvements comprised within which

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the Empire Project Parcels or the Resort Property or their suitability for rehabilitation or renovation, or the need for expenditures for capital improvements, repairs or replacements thereto or the suitability of the Empire Project Parcels or the Resort Property for the construction thereon of new improvements; (j) Seller’s compliance with any Laws and any violations thereof; (k) the viability or financial condition of Buyer; (l) the status of the leasing market in which the Empire Project Parcels or the Resort Property is located; (m) the actual or projected income or operating expenses of the Empire Project Parcels; (n) the nature and extent of any right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; (o) the condition of the ground water, surface water or soil of the Empire Project Parcels or the Resort Property, including, without limitation, the effect that any of the foregoing may have upon any new improvements proposed to be constructed; (p) the existence of any Hazardous Substances located within the Empire Project Parcels or the Resort Property or emanating therefrom; or (q) any Hazardous Substances generated from the Empire Project Parcels or the Resort Property and disposed of off-site.

b) Seller has not made and does not make, and has not authorized any party to make, any representations, warranties or other statements whatsoever as to the use, occupancy, physical condition, state of repair, income, expense, operation or any other matter or thing affecting or relating to the Empire Project Parcels or the Resort Property, and Buyer hereby expressly acknowledges that no such representations, warranties or other statements have been made by or on behalf of Seller. Buyer expressly acknowledges that Buyer is satisfied regarding all matters and things related to the Empire Project Parcels and the Resort Property and the transactions contemplated by this Agreement.

c) Buyer acknowledges and agrees that, except as set forth in any ROFO Exercise Notice that is accepted in writing by Seller in accordance with Section 7(ii):

i. Buyer is purchasing the Empire Project Parcels and/or the Resort Property in their “AS IS” physical condition and “WITH ALL FAULTS”, and Buyer has assumed full responsibility for all use, wear and tear and deterioration thereof;

ii. Buyer is acquiring the Empire Project Parcels and/or the Resort Property (or any portion thereof) based solely on its own independent investigation and inspection of the Empire Project Parcels and/or the Resort Property (or any portion thereof), including its and its Affiliates’ use and enjoyment thereof pursuant to the Ground Leases, and not in reliance on any information provided by Seller, or any of the other Exculpated Parties;

iii. Buyer’s obligations under this Agreement shall not be subject to any financing contingency or other contingencies or satisfaction of conditions (except as otherwise expressly provided in this Agreement) and Buyer shall have no right to terminate its election to exercise the Purchase Option or receive a return of the Purchase Option Deposit (or the accrued interest thereon) except as expressly provided for in this Agreement;

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iv. Seller shall not be liable or bound in any manner by any oral or written “setups” or information pertaining to the Empire Project Parcels or the Resort Property or the rents made available by the Exculpated Parties, any real estate broker or other Person;

v. Buyer affirms the provisions of Section 3.5 of the Ground Leases.

d) The provisions of this Section 17 shall survive the Closing.

18. Risk of Loss.

a) In the event that after the delivery by Buyer of an effective Buyer’s Purchase Notice there shall occur a taking of all of the Empire Project Parcels, then the Purchase Option shall be deemed terminated as of the date that any of the Ground Leases terminates, the Purchase Option Deposit (together with any interest earned thereon) shall be returned to Buyer and neither party shall have any further liability or obligation under this Agreement, except for such liabilities or obligations as are specifically stated to survive termination of this Agreement. In the event after the delivery by Buyer of an effective Buyer’s Purchase Notice there shall occur a taking of less than all of the Empire Project Parcels (other than of an immaterial portion of the Empire Project Parcels), then Buyer shall have ten (10) business days from the date of delivery to Buyer by Seller of notice of such partial taking, time being of the essence, to notify Seller in writing whether it elects to irrevocably terminate the Purchase Option, in which event the Purchase Option Deposit (together with any interest earned thereon) shall be returned to Buyer and neither party shall have any further liability or obligation hereunder, except for such liabilities or obligations as are specifically stated to survive termination of this Agreement. In the event that Buyer does not so elect to terminate the Purchase Option, fails to deliver notice of such election within the time period provided in the immediately preceding sentence or if such partial taking is not of a material portion of the Empire Project Parcels, then Buyer shall nevertheless remain obligated to purchase the Empire Project Parcels without reduction of the Purchase Price on all the terms and conditions of this Agreement, except that Seller shall, at the Closing, pay to Buyer all awards, if any, collected by Seller on account of such partial taking (net of the cost of collection) and shall assign to Buyer all of Seller’s right, title and interest, if any, in and to any and all unpaid condemnation awards to which Seller may be entitled by reason thereof pursuant to an instrument in form and substance reasonably acceptable to the parties (it being agreed that prior to the Closing, Seller shall not settle any condemnation award without the prior written consent of Buyer and all such rights are and will be sold and assigned to Buyer at the Closing).

b) In the event that after the delivery by Buyer of an effective Buyer’s Purchase Notice there shall occur a Casualty, then Buyer shall nevertheless remain obligated to purchase the Empire Project Parcels without reduction of the Purchase Price on all the terms and conditions of this Agreement, except that Seller shall, at the Closing, assign to Buyer all of Seller’s right, title and interest, if any, in and to any proceeds of casualty insurance with respect to such Casualty, and the requirements of Article 19 of each of the Ground Leases shall be inapplicable.

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19. Conveyance of Empire Project Parcels/Assignment and Assumption of Lease.

(a) At Closing, Seller shall convey the Empire Project Parcels to Buyer or its designee by (i) the execution, acknowledgment and delivery of the Bargain and Sale Deed Without Covenant against Grantor’s Acts in the form of Exhibit F hereto (the “Deed”), (ii) with respect to each of the Ground Leases, the execution, acknowledgment and delivery of the Assignment and Assumption of Lease in the form of Exhibit G hereto (the “Assignment and Assumption”) pursuant to which Buyer shall assume Seller’s interest as lessor under the Ground Leases, and Seller shall thereafter be released of and from any liability under the Ground Leases arising from and after the Closing and (iii) the execution and delivery of a Bill of Sale in the form of Exhibit H hereto. In addition, Seller shall deliver to Buyer (or, at Buyer’s option, shall credit to the Purchase Price) any unapplied Security Deposit or other security or collateral held by Seller or which it controls in accordance with the Ground Leases.

(b) Upon the acquisition by Buyer of all or any portion of the Resort Property in accordance with Section 7 of this Agreement, GC/EV Seller shall convey the applicable portion of the Resort Property to Buyer or its designee by (i) the execution, acknowledgment and delivery of a Deed in the form of Exhibit F hereto, and (ii) the execution and delivery of a Bill of Sale in the form of Exhibit H hereto.

(c) The provisions of this Section 19 shall survive the Closing.

20. Closing; Conditions to Closing. The Closing shall take place at the offices of Buyer’s attorneys located in New York County, New York on the Purchase Date. Subject to exercise of the Adjournment Option by Seller or Buyer as provided in Section 11 of this Agreement, time shall be of the essence with respect to the Seller’s and Buyer’s obligation to consummate the Closing on the Purchase Date. Seller’s obligation to sell, assign and convey, and Buyer’s obligation to purchase and assume, the Empire Project Parcels shall be conditioned only upon the fulfillment of the conditions precedent that (i) Buyer shall have duly performed all of Buyer’s obligations to be performed under this Agreement on the Purchase Date; and (ii) there shall be no monetary Event of Default under the any of the Ground Leases that has not been cured by Buyer or will not be paid by Buyer at Closing occurring and continuing as of the Purchase Date. Buyer’s obligation to purchase the Empire Project Parcels shall be conditioned upon the fulfillment of the condition precedent that Seller shall have duly performed all of Seller’s obligation to be performed under this Agreement on the Purchase Date, including delivery by Seller to Buyer, Title Company or Escrow Agent, as applicable, of the documents required to be delivered by Seller at Closing.

21. Documents to be Delivered at Closing.

a) On the Purchase Date, Seller shall deliver or cause to be delivered to Buyer the following:

i. A duly executed and acknowledged Deed.

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ii. A duly executed Bill of Sale.

iii. A duly executed certification as to Seller’s non-foreign status in the form required under the provisions of FIRPTA (as hereinafter defined).

iv. A certificate of good standing of Seller in its jurisdiction of formation dated no earlier than 30 days prior to the Purchase Date and such other documents demonstrating the authority of Seller to consummate the transactions contemplated hereby, which documents shall be reasonably satisfactory to the Title Company.

b) On the Purchase Date, Buyer shall deliver or cause to be delivered to Seller the following:

i. Payment of the Balance (as the same may be adjusted as provided herein), in the manner required under this Agreement.

ii. All Rent due and payable by the Buyer under the Casino Lease up to and including the date of Closing.

iii. A certificate of good standing of Buyer in its jurisdiction of formation dated no earlier than 30 days prior to the Purchase Date and such other documents demonstrating the authority of Buyer to consummate the transactions contemplated hereby, which documents shall be reasonably satisfactory to the Title Company.

c) Seller and Buyer shall, on the Purchase Date, each execute, acknowledge (where appropriate) and exchange the following documents:

i. For each of the Ground Leases, the Assignment and Assumption of Lease.

ii. The returns, affidavits and instruments (or, if required by ACRIS E-tax procedures, an electronic version thereof) required under Article 31 of the Tax Law of the State of New York and the regulations applicable thereto, as the same may be amended from time to time (the “RET”).

d) Seller and Buyer each agree to execute and deliver any other documents required to be delivered by Seller or Buyer pursuant to the terms of this Agreement, or are otherwise reasonably requested by the Title Company (so long as such request does not add additional representations, warranties or covenants from Seller or Buyer, as applicable) in order to effectuate the transactions contemplated herein. The provisions of this Section 21.d) shall survive the Closing.

e) To the extent any portion of Percentage Rent due under the Casino Lease prior to the Purchase Date has yet to be audited and has yet to be paid to Casino Seller in

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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accordance with the provisions of the Casino Lease, Buyer shall perform the next scheduled audit in accordance with the terms of the Casino Lease even though the Casino Lease shall have been terminated, and (A) if Casino Seller shall be entitled to additional Percentage Rent, Buyer shall pay Casino Seller any amounts of Percentage Rent due as of the Purchase Date in accordance with the Casino Lease as if the Casino Lease were still in full force and effect with respect to the payment of Percentage Rent only, or (B) if Buyer shall have overpaid Percentage Rent, Casino Seller shall promptly refund the amount of such overpayment to Buyer. The provisions of this Section 21.e) shall survive the Closing.

22. Transfer Taxes; Closing Costs.

a) Any transfer taxes and other amounts payable under the RET in connection with the transactions contemplated hereby (collectively, “Transfer Taxes”) shall be paid by Seller to the appropriate party not later than the applicable due date required by law. In furtherance thereof, Seller may direct Buyer to pay a portion of the Purchase Price to the Title Company (for application to the appropriate party) in order to satisfy any such obligations. Seller shall indemnify and hold harmless Buyer from and against any and all costs, expenses, claims, liabilities and/or damages, including reasonable attorneys’ fees and the cost of enforcing this indemnification, arising out of any claims in connection with Seller’s obligation to make the transfer tax and other payments described in the preceding sentence. In addition, to the extent that Seller receives a credit or reduction in the Transfer Taxes as a result of any Transfer Taxes (as defined in the Ground Leases) previously paid by Buyer, GC Tenant and EV Tenant in connection with the execution and delivery of the Ground Leases by Seller and Buyer, GC Tenant and EV Tenant, Buyer shall receive a credit against the Purchase Price at Closing in the amount of such credit or reduction that Seller actually receives on account of the such Transfer Taxes paid by Buyer.

b) Seller shall be responsible for the costs of repaying or defeasing its Fee Mortgages (if any), its legal counsel, advisors and other professionals employed by it in connection with entering into the transactions contemplated by this Agreement.

c) Except as otherwise provided above, Buyer shall be responsible for (i) the costs and expenses of its legal counsel, advisors and other professionals employed by it in connection with the exercise of the Purchase Option, (ii) all premiums and fees for title examination and title insurance and endorsements obtained and all related charges and survey costs in connection therewith, (iii) all costs and expenses incurred in connection with any financing obtained by Buyer, including without limitation, loan fees, mortgage recording taxes, financing costs and lender’s legal fees, (iv) all amounts to be paid by the Buyer under the Casino Lease and (v) any recording fees for documentation to be recorded in connection with the transactions contemplated by this Agreement.

d) Seller and Buyer shall each be responsible for half of all escrow and/or closing fees (including any fees of the Title Company pursuant to the Escrow Agreement) due in connection with the exercise of the Purchase Option.

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e) The provisions of this Section 22 shall survive the Closing.

23. Buyer’s or Seller’s Default.

a) In the event that Buyer shall default in its obligation to close the transactions contemplated by this Agreement on the Purchase Date, Seller, as its sole and exclusive remedy hereunder, shall have the right to retain, as liquidated damages, the Purchase Option Deposit and any interest earned thereon (it being agreed that the damages by reasons of Buyer’s default are difficult, if not impossible to ascertain), and the Ground Leases (to the extent they have been entered into) shall continue in full force and effect. Further, in the event such closing fails to occur due to such default by Buyer, the Purchase Option and all of Buyer’s rights to exercise the same or to otherwise acquire title to the Empire Project Parcels or the Resort Property, and the provisions of this Agreement with respect thereto, shall all terminate and be void and of no force and effect all as if the same had never been set forth in this Agreement.

b) In the event that Seller shall default in its obligation to close the transactions contemplated by this Agreement on the Purchase Date, Buyer, as its sole and exclusive remedy hereunder (in lieu of prosecuting an action for damages or proceeding with any other legal course of conduct, the right to bring such actions or proceedings being expressly and voluntarily waived by Buyer, to the extent legally permissible, following and upon advice of its counsel), shall have the right (subject to the other provisions of this Section 23 (i) to revoke its exercise of the Purchase Option and receive a return of the Purchase Option Deposit (together with any interest earned thereon) (the “Return of Deposit”), and upon the Return of Deposit, neither party hereto shall have any further obligations hereunder (provided that Buyer shall continue to have the right to exercise the Purchase Option in accordance with and subject to the terms of this Agreement as if Buyer had not previously elected to exercise the Purchase Option), and (ii) in lieu of the Return of Deposit, Buyer shall have the right to obtain specific performance of Seller’s obligations hereunder, provided that any action for specific performance shall be commenced within ninety (90) days after such default, it being understood that if Buyer fails to commence an action for specific performance within ninety (90) days after such default, Buyer’s sole remedy shall be the Return of Deposit as aforesaid. In addition, if Buyer shall have elected to seek specific performance of Seller’s obligations hereunder as aforesaid and it shall be determined by final judgment that Buyer shall not be entitled to such remedy, then Buyer’s sole remedy shall be the Return of Deposit. Notwithstanding the foregoing, Buyer shall have no right to seek specific performance if Seller shall be prohibited from performing its obligations hereunder by reason of any applicable Laws.

24. Brokerage. Each of Seller and Buyer represents and warrants to the other that it has not dealt with any broker, realtor, finder or the like in connection with the transaction herein contemplated. Each of Seller and Buyer hereby agrees to indemnify and hold harmless the other, from and against any and all costs, expenses, claims, liabilities and/or damages, including reasonable attorneys’ fees and the cost of enforcing this indemnification, arising out of any brokerage commission, fee or other compensation due or alleged to be due to any Person in

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connection with any of the transactions contemplated hereby based upon an agreement alleged to have been made or other action alleged to have been taken by the indemnifying party. The provisions of this Section 24 shall survive the Closing or other termination of this Agreement.

25. Further Assurances. Seller and Buyer, at the sole cost and expense of the requesting party, will do, execute, acknowledge and deliver such further acts, deeds, conveyances, assignments, notices, transfers and assurances as may be reasonably required by the requesting party, for the better assuring, conveying, assigning, transferring and confirming unto the Buyer the Empire Project Parcels and for otherwise carrying out the intentions of this Agreement. The provisions of this Section 25 shall survive the Closing or other termination of this Agreement.

26. Taxpayer Identification Numbers. The Title Company is hereby designated the “real estate reporting person” for purposes of Section 6045 of the Code and Treasury Regulation 1.6045-4 and any instructions or settlement statement prepared by the Title Company shall so provide. Upon the consummation of the transaction contemplated by this Agreement, the Title Company shall file a Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation. Seller and Buyer shall promptly furnish their federal tax identification numbers to the Title Company and shall otherwise reasonably cooperate with the Title Company in connection with the Title Company’s duties as real estate reporting person.

27. Exchange. Subject to the further terms and conditions of this Section 27, Seller shall have the right, at Seller’s election, to effectuate the Closing as part of a tax free exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, and Seller expressly reserves the right to assign its rights (but not its obligations) hereunder to a Qualified Intermediary as provided in IRC Reg. 1.1031(k)–1(g)(4) on or before the Purchase Date. Any such Section 1031 exchange shall not result in any liability on the part of Buyer or reduce or otherwise adversely affect any of Buyer’s rights hereunder or under any of the documents contemplated herein to be executed and exchanged. Buyer shall in no event be requested or required to acquire title to or sign a contract for any property other than the Empire Project Parcels or to incur any liability with respect to any other property. Seller shall in all events be responsible for all costs and expenses related to the Section 1031 exchange. The provisions of this Section 27 shall survive the Closing.

28. Conveyance Deemed Full Performance. The delivery of the Deed, Bill of Sale and Assignment and Assumption by Seller and the acceptance of the same by Buyer shall be deemed full performance and discharge of every agreement and obligation on the part of Seller to be performed hereunder, and no agreement, promise, representation or warranty, whether express or implied on the part of Seller or any agent, officer, employee or representative of Seller shall survive the Closing unless expressly stated herein to survive the Closing.

29. Waiver and Release. Buyer’s consummation of the Closing hereunder shall be deemed to constitute an express waiver of Buyer’s right to cause Seller to be joined in any action

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brought under any Environmental Laws (as hereinafter defined). The term “Environmental Laws” means all federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, in each case as amended or supplemented from time to time, including, without limitation, all applicable judicial or administrative orders, applicable consent decrees and binding judgments relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface, water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. §§ 9601 et seq.), the Hazardous Material Transportation Act, as amended (49 U.S.C. §§ 1801 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. §§ 136 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S. §§ 6901 et seq.), the Toxic Substance Control Act, as amended (15 U.S.C. §§ 2601 et seq.), the Clean Air Act, as amended (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. §§ 1251 et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. §§ 651 et seq.), the Safe Drinking Water Act, as amended (42 U.S.C. §§ 300f et seq.), Environmental Protection Agency regulations pertaining to Asbestos (including, without limitation, 40 C.F.R. Part 61, Subpart M, the United States Environmental Protection Agency Guidelines on Mold Remediation in Schools and Commercial Buildings, the United States Occupational Safety and Health Administration regulations pertaining to Asbestos including, without limitation, 29 C.F.R. Sections 1910.1001 and 1926.58), applicable New York State and Sullivan County statutes and the rules and regulations promulgated pursuant thereto regulating the storage, use and disposal of Hazardous Substances, the New York City Department of Health Guidelines on Assessment and Remediation of Fungi in Indoor Environments and any state or local counterpart or equivalent of any of the foregoing, and any related federal, state or local transfer of ownership notification or approval statutes. Buyer, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its employees, agents, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of the Closing, which Buyer has, or may have in the future, arising out of the physical, environmental, economic or legal condition of the Empire Project Parcels, including, without limitation, any claim for indemnification or contribution arising under any Environmental Law.

30. FIRPTA Compliance. Seller shall comply with the provisions of the Foreign Investment in Real Property Tax Act, Section 1445 of the Internal Revenue Code of 1986 (as amended), as the same may be amended from time to time, or any successor or similar law (collectively, “FIRPTA”). Seller acknowledges that Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign Person. To inform Buyer that withholding of tax is not required upon the disposition of a United States real property interest by Seller, Seller hereby represents and warrants that Seller is not a foreign Person as that term is defined in the Internal Revenue Code and Income Tax Regulations. At the Closing, Seller shall deliver to Buyer a certification as to Seller’s non-foreign status in the form required under FIRPTA, and shall comply with any temporary or final regulations promulgated with respect thereto and any relevant revenue procedures or other officially published announcements of the Internal Revenue Service of the U.S. Department of the Treasury in connection therewith.

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31. Notices. All notices, consents, requests, approvals and authorizations (collectively, “Notices”) required or permitted under this Agreement shall only be effective if in writing. All Notices (except Notices of default, which may only be sent pursuant to the methods described in clauses (i) and ii) below) shall be sent (i) by registered or certified mail (return receipt requested), postage prepaid, or (ii) by Federal Express, U.S. Post Office Express Mail, Airborne or similar nationally recognized overnight courier which delivers only upon signed receipt of the addressee, or (iii) by facsimile transmission with original sent via a method set forth in clause (i) or (ii) above and addressed as follows or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided:

If intended for Seller:	EPT Concord II, LLC 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Attention: Asset Management
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794

With a copy to:	EPR Properties 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Attention: General Counsel
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794

And a copy to:	Zarin and Steinmetz 81 Main St, #415 White Plains, NY 10601 Attention: Michael D. Zarin
	Telephone:	(914) 682-7800
	Facsimile:	(914) 683-5490

If intended for Buyer:	c/o Empire Resorts, Inc. 204 Route 17B Monticello, New York 12701 Attention: Chief Counsel
	Telephone:	(845) 794-4100
	Facsimile:	(845) 807-0000

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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With a copy to:	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: Steven L. Wilner, Esq.
	Telephone:	(212) 225-2672
	Facsimile:	(212) 225-3999

A notice, request and other communication shall be deemed to be duly received if delivered by a nationally recognized overnight delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 p.m. local time on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. local time of the addressee on the first Business Day thereafter. Rejection or other refusal to accept or the inability to delivery because of changed address of which no Notice was given shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.

32. Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

33. Severability. If any provision hereof is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

34. Counterparts. This Agreement may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, .PDF or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

35. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York.

36. Recording. Upon execution of this Agreement, the parties hereto shall promptly (a) execute and deliver a memorandum of this Agreement for recording purposes in the form attached hereto as Exhibit I and (b) record such memorandum against the Empire Project Parcels and the Resort Property.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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PORTIONS HEREOF DENOTED WITH “***”

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first set forth above.

SELLER:

EPT CONCORD II LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers
Name:	Gregory K. Silvers
Title:	Manager/President

EPR CONCORD II, L.P., a Delaware limited partnership

By:	EPR TRS HOLDINGS, INC.,
A Missouri corporation,
its general partner

By:	/s/ Gregory K. Silvers
Name:	Gregory K. Silvers
Title:	President

ADELAAR DEVELOPER, LLC, a Delaware limited liability company

By:	/s/Gregory K. Silvers
Name:	Gregory K. Silvers
Title:	Manager/President

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BUYER:

MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company

By:	/s/ Joseph D’ Amato
Name:	Joseph D’ Amato
Title:	Authorized Signatory

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Schedule 1

***

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Schedule 2

Consents

•

County of Sullivan Industrial Development Agency – Consents relating to the Master Development and Agent Agreement, and those other documents referred to as the Master Developer Documents, all dated October 21, 2013.

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Exhibit A

Casino Parcel

PARCEL 1

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 1” on a map entitled, “Map of Parcel 1 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012”, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned Map; and

RUNNING EASTERLY along the said southerly proposed road line, the following fourteen (14) courses and distances:

1.	Along a curve to the left from where the radial bears South 31 degrees 13 minutes 59 seconds East having a radius of 6,021.00 feet and an arc length of 317.77 feet to a point of tangency;
2.	North 55 degrees 44 minutes 35 seconds East a distance of 310.69 feet to a point of curvature;
3.	Along a curve to the right having a radius of 979.00 feet and an arc length of 256.76 feet to a point of tangency;
4.	North 70 degrees 46 minutes 12 seconds East a distance of 84.29 feet to a point of curvature;
5.	Along a curve to the right having a radius of 479.00 feet and an arc length of 158.19 feet to a point of tangency;
6.	North 89 degrees 41 minutes 32 seconds East a distance of 91.98 feet to a point of curvature;
7.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 238.37 feet to a point of tangency;
8.	South 88 degrees 01 minutes 25 seconds East a distance of 281.39 feet to a point of curvature;
9.	Along a curve to the left having a radius of 6,021.00 feet and an arc length of 322.67 feet to a point of tangency;
10.	THENCE North 88 degrees 54 minutes 21 seconds East a distance of 49.46 feet to a point of curvature;
11.	Along a curve to the right having a radius of 2,979.00 feet and an arc length of 263.17 feet to a point of tangency;

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12.	South 86 degrees 01 minutes 57 seconds East a distance of 147.37 feet to a point of curvature;
13.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 263.78 feet to a point of tangency; and
14.	South 83 degrees 30 minutes 17 seconds East a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West a distance of 104.27 feet;

THENCE South 37 degrees 57 minutes 26 seconds West a distance of 586.42 feet;

THENCE South 52 degrees 48 minutes 52 seconds East a distance of 243.94 feet;

THENCE North 83 degrees 03 minutes 38 seconds East a distance of 93.35 feet;

THENCE South 27 degrees 00 minutes 34 seconds East a distance of 228.53 feet;

THENCE South 30 degrees 37 minutes 41 seconds East a distance of 313.25 feet;

THENCE South 14 degrees 40 minutes 25 seconds West a distance of 165.03 feet;

THENCE South 30 degrees 19 minutes 35 seconds East a distance of 358.61 feet to a point in the westerly proposed road line of Joyland Road; and

RUNNING SOUTHERLY along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West a distance of 124.76 feet to a point of curvature;

THENCE along a curve to the right having a radius of 301.00 feet and an arc length of 365.06 feet to a point of tangency;

THENCE South 85 degrees 32 minutes 29 seconds West a distance of 645.96 feet;

THENCE North 07 degrees 22 minutes 08 seconds West a distance of 58.04 feet;

THENCE North 82 degrees 22 minutes 33 seconds West a distance of 419.65 feet;

THENCE South 67 degrees 33 minutes 48 seconds West a distance of 95.71 feet;

THENCE North 16 degrees 23 minutes 16 seconds West a distance of 151.20 feet;

THENCE North 00 degrees 18 minutes 28 seconds East a distance of 368.89 feet;

THENCE North 36 degrees 36 minutes 50 seconds West a distance of 128.05 feet;

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THENCE South 56 degrees 56 minutes 11 seconds West a distance of 458.28 feet;

THENCE South 15 degrees 39 minutes 20 seconds West a distance of 566.94 feet;

THENCE North 70 degrees 16 minutes 15 seconds West a distance of 800.00 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown aforementioned Map; and

CONTINUING ALONG said common boundary, the following ten (10) courses and distances:

15.	North 19 degrees 43 minutes 45 seconds East a distance of 240.00 feet;
16.	North 70 degrees 16 minutes 15 seconds West a distance of 750.00 feet;
17.	North 25 degrees 27 minutes 30 seconds East a distance of 150.00 feet;
18.	South 79 degrees 25 minutes 23 seconds East a distance of 100.00 feet;
19.	North 37 degrees 31 minutes 44 seconds East a distance of 200.00 feet;
20.	North 67 degrees 50 minutes 03 seconds East a distance of 150.00 feet;
21.	North 36 degrees 32 minutes 13 seconds East a distance of 125.00 feet;
22.	North 19 degrees 27 minutes 11 seconds East a distance of 160.00 feet;
23.	North 02 degrees 29 minutes 55 seconds East a distance of 207.25 feet; and
24.	North 31 degrees 13 minutes 59 seconds West a distance of 159.80 feet along the (extended) radial to the curve of the first named course, to the point and place of BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned map and running easterly along the said southerly proposed road line the following fourteen (14) courses and distances:

25.	Along a curve to the left, from where the radial bears South 31 degrees 13 minutes 59 seconds East, having a radius of 6021.00 feet, and an arc length of 317.77 feet to a point of tangency;
26.	North 55 degrees 44 minutes 35 seconds East, a distance of 310.69 feet to a point of curvature;
27.	Along a curve to the right, having a radius of 979.00 feet, and an arc length of 256.76 feet to a point of tangency;
28.	North 70 degrees 46 minutes 12 seconds East, a distance of 84.29 feet to a point of curvature;

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29.	Along a curve to the right, having a radius of 479.00 feet, and an arc length of 158.19 feet to a point of tangency;
30.	North 89 degrees 41 minutes 32 seconds East, a distance of 91.98 feet to a point of curvature;
31.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 238.37 feet to a point of tangency;
32.	South 88 degrees 01 minutes 25 seconds East, a distance of 281.39 feet to a point of curvature;
33.	Along a curve to the left, having a radius of 6021.00 feet, and an arc length of 322.67 feet to a point of tangency;
34.	North 88 degrees 54 minutes 21 seconds East, a distance of 49.46 feet to a point of curvature;
35.	Along a curve to the right, having a radius of 2979.00 feet, and an arc length of 263.17 feet to a point of tangency;
36.	South 86 degrees 01 minutes 57 seconds East, a distance of 147.37 feet to a point of curvature;
37.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 263.78 feet to a point of tangency;
38.	South 83 degrees 30 minutes 17 seconds East, a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West, a distance of 20.36 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following fourteen (14) courses and distances:

39.	North 83 degrees 30 minutes 17 seconds West, a distance of 65.79 feet to a point of curvature;
40.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 262.90 feet to a point of tangency;
41.	North 86 degrees 01 minutes 57 seconds West, a distance of 147.37 feet to a point of curvature;
42.	Along a curve to the left, having a radius of 2959.00 feet, and an arc length of 261.41 feet to a point of tangency;
43.	South 88 degrees 54 minutes 21 seconds West, a distance of 49.46 feet to a point of curvature;
44.	Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 323.74 feet to a point of tangency;
45.	North 88 degrees 01 minutes 25 seconds West, a distance of 281.39 feet to a point of curvature;
46.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 237.57 feet to a point of tangency;
47.	South 89 degrees 41 minutes 32 seconds West, a distance of 91.98 feet to a point of curvature;

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48.	Along a curve to the left, having a radius of 459.00 feet, and an arc length of 15 1.59 feet to a point of tangency;
49.	South 70 degrees 46 minutes 12 seconds West, a distance of 84.29 feet to a point of curvature;
50.	Along a curve to the left, having a radius of 959.00 feet, and an arc length of 251.52 feet to a point of tangency;
51.	South 55 degrees 44 minutes 35 seconds West, a distance of 310.69 feet to a point of curvature; and
52.

Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 318.82 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown on the aforementioned map;

THENCE continuing northerly along said common boundary along the (extended) radial of the last described curve, North 31 degrees 13 minutes 59 seconds West, a distance of 20.00 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Horizontal Improvement easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following three (3) courses and distances:

53.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;
54.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet; and
55.	South 52 degrees 48 minutes 52 seconds East, a distance of 189.83 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following three (3) courses and distances:

56.	South 52 degrees 48 minutes 52 seconds East, a distance of 54.11 feet;
57.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and
58.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet;

THENCE South 59 degrees 22 minutes 19 seconds West, a distance of 44.15 feet;

THENCE North 64 degrees 39 minutes 29 seconds West, a distance of 53.83 feet;

THENCE North 14 degrees 40 minutes 41 seconds West, a distance of 75.79 feet;

THENCE South 83 degrees 03 minutes 01 seconds West, a distance of 91.90 feet;

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EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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PORTIONS HEREOF DENOTED WITH “***”

THENCE North 06 degrees 56 minutes 59 seconds West, a distance of 104.50 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Parking and Drive Aisle easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following five (5) courses and distances:

59.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;
60.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet;
61.	South 52 degrees 48 minutes 52 seconds East, a distance of 243.94 feet;
62.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and
63.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following four (4) courses and distances:

64.	South 27 degrees 00 minutes 34 seconds East, a distance of 65.72 feet;
65.	South 30 degrees 37 minutes 41 seconds East, a distance of 313.25 feet;
66.	South 14 degrees 40 minutes 25 seconds West, a distance of 165.03 feet; and
67.	South 30 degrees 19 minutes 35 seconds East, a distance of 358.61 feet to a point in the westerly proposed road lien of Joyland Road;

THENCE running southerly along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West, a distance of 55.49 feet;

THENCE North 30 degrees 18 minutes 58 seconds West, a distance of 413.27 feet;

THENCE North 14 degrees 41 minutes 02 seconds East, a distance of 165.02 feet;

THENCE North 30 degrees 37 minutes 41 seconds West, a distance of 362.29 feet; and

THENCE North 59 degrees 22 minutes 19 seconds East, a distance of 44.15 feet to the POINT AND PLACE OF BEGINNING.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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PORTIONS HEREOF DENOTED WITH “***”

PARCEL 2

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 2” on a map entitled, “Map of Parcel 2 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012,” which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on aforementioned Map; and

RUNNING EASTERLY along the common boundary between the said parcels, the following ten (10) courses and distances:

1.	South 31 degrees 13 minutes 59 seconds East a distance of 159.80 feet;
2.	South 02 degrees 29 minutes 55 seconds West a distance of 207.25 feet;
3.	South 19 degrees 27 minutes 11 seconds West a distance of 160.00 feet;
4.	South 36 degrees 32 minutes 13 seconds West a distance of 125.00 feet;
5.	South 67 degrees 50 minutes 03 seconds West a distance of 150.00 feet;
6.	South 37 degrees 31 minutes 44 seconds West a distance of 200.00 feet;
7.	North 79 degrees 25 minutes 23 seconds West a distance of 100.00 feet;
8.	South 25 degrees 27 minutes 30 seconds West a distance of 150.00 feet;
9.	South 70 degrees 16 minutes 15 seconds East a distance of 750.00 feet; and
10.	South 19 degrees 43 minutes 45 seconds West a distance of 240.00 feet;

THENCE North 70 degrees 16 minutes 15 seconds West a distance of 694.90 feet;

THENCE South 15 degrees 13 minutes 50 seconds West a distance of 1,100.22 feet;

THENCE North 70 degrees 31 minutes 44 seconds West a distance of 1,209.71 feet to the northerly line of NYS Route 17; and

ALONG same, the following four (4) courses and distances:

11.	North 41 degrees 35 minutes 52 seconds West a distance of 414.77 feet;
12.	North 45 degrees 42 minutes 43 seconds West a distance of 372.35 feet;
13.	South 86 degrees 50 minutes 05 seconds West a distance of 124.64 feet; and
14.	North 50 degrees 59 minutes 54 seconds West a distance of 479.89 feet;

THENCE North 33 degrees 01 minutes 47 seconds East a distance of 114.87 feet;

THENCE North 36 degrees 16 minutes 31 seconds East a distance of 171.17 feet;

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THENCE North 38 degrees 56 minutes 55 seconds East a distance of 77.89 feet;

THENCE South 67 degrees 02 minutes 55 seconds East a distance of 228.06 feet;

THENCE South 14 degrees 17 minutes 23 seconds West a distance of 119.41 feet;

THENCE North 81 degrees 01 minutes 23 seconds East a distance of 79.55 feet;

THENCE North 06 degrees 19 minutes 11 seconds East a distance of 80.05 feet;

THENCE South 67 degrees 58 minutes 37 seconds East a distance of 103.34 feet;

THENCE North 17 degrees 58 minutes 32 seconds East a distance of 107.66 feet; and

THENCE North 20 degrees 44 minutes 07 seconds East a distance of 166.03 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road; and

CONTINUING ALONG same, the following seventeen (17) courses and distances:

15.	South 69 degrees 58 minutes 51 seconds East a distance of 44.85 feet;
16.	South 68 degrees 44 minutes 39 seconds East a distance of 109.08 feet;
17.	South 65 degrees 26 minutes 13 seconds East a distance of 61.94 feet;
18.	South 62 degrees 26 minutes 24 seconds East a distance of 51.11 feet to a point of curvature;
19.	Along a curve to the right having a radius of 329.00 feet and an arc length of 143.04 feet to a point of tangency;
20.	South 37 degrees 31 minutes 48 seconds East a distance of 80.45 feet to a point of curvature;
21.	Along a curve to the left having a radius of 196.00 feet and an arc length of 241.89 feet to a point of tangency;
22.	North 71 degrees 45 minutes 35 seconds East a distance of 102.22 feet;
23.	North 71 degrees 31 minutes 11 seconds East a distance of 104.54 feet;
24.	North 73 degrees 46 minutes 48 seconds East a distance of 94.90 feet;
25.	North 76 degrees 00 minutes 44 seconds East a distance of 106.85 feet;
26.	North 73 degrees 30 minutes 40 seconds East a distance of 34.99 feet to a point of curvature;
27.	Along a curve to the left having a radius of 1,121.00 feet and an arc length of 379.94 feet to a point of tangency;
28.	North 54 degrees 05 minutes 32 seconds East a distance of 169.65 feet to a point of curvature;
29.	Along a curve to the right having a radius of 5,107.73 feet and an arc length of 305.84 feet to a point of tangency;

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30.	North 57 degrees 31 minutes 23 seconds East a distance of 42.64 feet; and
31.	North 58 degrees 46 minutes 01 seconds East a distance of 580.91 feet to the point and place of BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on the aforementioned map and running easterly along the common boundary South 31 degrees 13 minutes 59 seconds East, a distance of 20.00 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

32.	South 58 degrees 46 minutes 01 seconds West, a distance of 580.69 feet;
33.	South 57 degrees 31 minutes 23 seconds West, a distance of 42.42 feet to a point of curvature;
34.	Along a curve to the left, having a radius of 5087.73 feet, and an arc length of 304.64 feet to a point of tangency;
35.	South 54 degrees 05 minutes 32 seconds West, a distance of 169.65 feet to a point of curvature;
36.	Along a curve to the right, having a radius of 1141.00 feet, and an arc length of 386.71 feet to a point of tangency;
37.	South 73 degrees 30 minutes 40 seconds West, a distance of 35.43 feet;
38.	South 76 degrees 00 minutes 44 seconds West, a distance of 106.90 feet;
39.	South 73 degrees 46 minutes 48 seconds West, a distance of 94.12 feet;
40.	South 71 degrees 31 minutes 11 seconds West, a distance of 104.19 feet;
41.	South 71 degrees 45 minutes 35 seconds West, a distance of 102.26 feet to a point of curvature;
42.	Along a curve to the right, having a radius of 216.00 feet, and an arc length of 266.57 feet to a point of tangency;
43.	North 37 degrees 31 minutes 48 seconds West, a distance of 80.45 feet to a point of curvature;
44.	Along a curve to the left, having a radius of 309.00 feet, and an arc length of 13 4.34 feet to a point of tangency;
45.	North 62 degrees 26 minutes 24 seconds West, a distance of 50.58 feet;
46.	North 65 degrees 26 minutes 13 seconds West, a distance of 60.84 feet;
47.	North 68 degrees 44 minutes 39 seconds West, a distance of 108.28 feet; and
48.	North 69 degrees 58 minutes 51 seconds West, a distance of 44.89 feet;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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THENCE North 20 degrees 44 minutes 07 seconds East, a distance of 20.00 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

49.	South 69 degrees 58 minutes 51 seconds East, a distance of 44.85 feet;
50.	South 68 degrees 44 minutes 39 seconds East, a distance of 109.08 feet;
51.	South 65 degrees 26 minutes 13 seconds East, a distance of 61.94 feet;
52.	South 62 degrees 26 minutes 24 seconds East, a distance of 51.11 feet to a point of curvature;
53.	Along a curve to the right, having a radius of 329.00 feet, and an arc length of 143.04 feet to a point of tangency;
54.	South 37 degrees 31 minutes 48 seconds East, a distance of 80.45 feet to a point of curvature;
55.	Along a curve to the left, having a radius of 196.00 feet, and an arc length of 241.89 feet to a point of tangency;
56.	North 71 degrees 45 minutes 35 seconds East, a distance of 102.22 feet;
57.	North 71 degrees 31 minutes 11 seconds East, a distance of 104.54 feet;
58.	North 73 degrees 46 minutes 48 seconds East, a distance of 94.90 feet;
59.	North 76 degrees 00 minutes 44 seconds East, a distance of 106.85 feet;
60.	North 73 degrees 30 minutes 40 seconds East, a distance of 34.99 feet to a point of curvature;
61.	Along a curve to the left, having a radius of 1121.00 feet, and an arc length of 379.94 feet to a point of tangency;
62.	North 54 degrees 05 minutes 32 seconds East, a distance of 169.65 feet to a point of curvature;
63.	Along a curve to the right, having a radius of 5107.73 feet, and an arc length of 305.84 feet to a point of tangency;
64.	North 57 degrees 31 minutes 23 seconds East, a distance of 42.64 feet; and
65.	North 58 degrees 46 minutes 01 seconds East, a distance of 580.91 feet to the POINT AND PLACE OF BEGINNING.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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Exhibit B

Golf Course Parcel

LEGAL DESCRIPTION OF GOLF COURSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Boundary” on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following four (4) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,
2.	Along a curve to the left, having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,
3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature and
4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 24.20 feet to a point on the curve from which the radial bears South 06°15’55” West to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following seven (7) courses and distances;

5.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 241.79 feet to a point of tangency,
6.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,
7.	Along a curve to the left, having a radius of 3029.00 feet, and an arc length of 267.59 feet to a point of tangency,
8.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature;
9.	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 319.99 feet to a point of tangency,

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10.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and
11.	Along a curve to the left, having a radius of 6029.00 feet, and an arc length of 80.00 feet to a point on the curve from which the radial bears South 01°12’58” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 23-1-52.2) the following six (6) courses and distances;

12.	North 36°08’12” East, a distance of 138.58 feet,
13.	North 46°39’33” West, a distance of 184.50 feet,
14.	North 80°27’32” West, a distance of 121.93 feet,
15.	South 71°57’26” West, a distance of 172.23 feet,
16.	North 87°15’16” West, a distance of 129.52 feet and
17.

North 19°25’27” West, a distance of 537.10 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 23-1-52.2) on the southeast, now or formerly Town of Thompson (tax lot 13-3-24) on the southwest and now or formerly EPR Concord II, LP (tax lot 15-115) on the north;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the north and now or formerly Town of Thompson (tax lot 13-324) on the south, North 69°20’00” West, a distance of 128.15 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15-1-15) on the north, now or formerly Town of Thompson (tax lot 13-3-24) on the southeast and now or formerly EPR Concord II, LP (tax lot 13-3-22) on the southwest;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the north and now or formerly EPR Concord II, LP (tax lot 133-22) on the south, North 69°24’26” West, a distance of 235.78 feet to the line between Division 25 on the west and Division 17 on the east at the common corner of now or formerly EPR Concord II, LP (tax lot 15-1-15) on the northeast, now or formerly EPR Concord II, LP (tax lot 13-3-22) on the south and now or formerly EPR Concord II, LP (tax lot 13-3-20.3) on the northwest;

THENCE along said line between Division 25 on the west and Division 17 on the east also being the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the east and now or formerly EPR Concord II, LP (tax lot 13-3-20.3, 133-20.2 & 13-3-20.1) on the west, North 15°30’21” East, a distance of 1710.73 feet to the common corner between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the southeast, now or formerly EPR Concord II, LP (tax lot 13-3-20.1) on the southwest, now or formerly EPR Concord II, LP (tax lot 13-3-19.1) on the northwest and now or formerly EPR Concord II, LP (tax lot 15-1-14.2) on the northeast;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 13-3-19.1) on the west and now or formerly EPR Concord II, LP (tax lot 15-114.2) on the east, North 16 ‘31’47” East, a distance of 1031.28 feet;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-14.2) the following two (2) courses and distances;

18.	North 49 ‘53’39” East, a distance of 1408.51 feet and
19.	South 40°40’13” East, a distance of 459.52 feet to the to a point on the proposed westerly line of Chalet Road said point being on a curve from where the radial bears North 68°30’24” East,

THENCE along the aforementioned proposed westerly line of Chalet Road, the following three (3) courses and distances;

20.	Along said curve to the left, having a radius of 605.00 feet, and an arc length of 60.58 feet to a point of tangency,
21.	South 27°13’48” East, a distance of 474.39 feet to a point of curvature and
22.	Along said curve to the left, having a radius of 595.00 feet, and an arc length of 233.91 feet to a point on the curve from which the radial bears North 40°14’44” East,

CONTINUING through aforementioned now or formerly EPR Concord II, LP (tax lot 15-1-14.2) the following three (3) courses and distances;

23.	Along the aforementioned radial, South 40°14’44” West, a distance of 65.55 feet,
24.	South 24°10’36” East, a distance of 305.40 feet and
25.

South 56°32’37” East, a distance of 210.00 feet to a point in the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15-1-50) on the east;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15-1-50) on the east the following twelve (12) courses and distances;

26.	South 27°06’36” West, a distance of 78.99 feet,
27.	South 17°55’47” West, a distance of 156.34 feet,
28.	South 07°15’06” West, a distance of 139.27 feet,
29.	South 04°52’16” East, a distance of 73.96 feet,
30.	South 34°58’29” West, a distance of 113.94 feet,
31.	South 06°32’37” West, a distance of 40.45 feet,
32.	South 04°27’53” East, a distance of 193.59 feet,
33.	South 21°29’55” West, a distance of 59.40 feet,
34.	South 42°46’43” West, a distance of 99.24 feet,
35.	South 48°59’16” West, a distance of 127.61 feet,
36.	South 67°35’53” West, a distance of 170.27 feet and

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37.

South 55°07’46” West, a distance of 183.59 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15-1-50) on the northeast and now or formerly EPR Concord II, LP (tax lot 15-1-13) on the south and west;

THENCE along the common boundary of now or formerly EPR Concord II, LP (tax lot 15-1-50) on the north and now or formerly EPR Concord II, LP (tax lot 15-1-13) on the south, South 69°20’00” East, a distance of 585.15 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-13) the following three (3) courses and distances;

38.	South 00°00’00” East, a distance of 208.95 feet,
39.	South 58°09’45” East, a distance of 420.46 feet and
40.	North 82°21’29” East, a distance of 174.06 feet to the proposed westerly road line of Chalet Road;

CONTINUING along the proposed westerly road line of Chalet Road the following five (5) courses and distances;

41.	South 12°42’47” East, a distance of 569.44 feet to a point of curvature,
42.	Along the curve to the right, having a radius of 325.00 feet, and an arc length of 43.56 feet to a point on the curve from which the radial bears South 84°57’57” West,
43.	South 04°40’02” East, a distance of 39.17 feet,
44.	South 05°02’05” East, a distance of 105.91 feet to a point of curvature and
45.	Along a curve to the right, having a radius of 495.75 feet and an arc length of 21.54 feet to a point on the curve from which the radial bears South 87°27’17” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-16) South 56°57’59” West, a distance of 343.58 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-16) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-18) on the west;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-16) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-18) on the west, South 16°45’00” West, a distance of 248.70 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-18), North 83°31’14” West, a distance of 354.87 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-18) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-17) on the west;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-18) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-17) on the west, North 16°45’00” East, a distance of 66.54 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-17) the following three (3) courses and distances;

46.	South 84°53’45” West, a distance of 211.18 feet,
47.	South 40°39’55” West, a distance of 68.62 feet and
48.	South 21°54’59” West, a distance of 86.85 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 9,120,644 square feet or 209.381 acres of land more or less.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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LEGAL DESCRIPTION OF GOLF COURSE CLUBHOUSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan county, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Clubhouse Boundary” on a map entitled “Golf Course Clubhouse Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south;

THENCE continuing along the northerly road line of Thompsonville Road North 69°03’45” West, a distance of 90.85 feet to the westerly proposed line of Chalet Road and continuing along same the following ten (10) courses and distances;

1.	North 20°56’15” East, a distance of 7.48 feet to a point of curvature,
2.	Along a curve to the right having a radius of 464.25 feet and an arc length of 59.59 feet to a point of tangency,
3.	North 25°45’27” East, a distance of 151.07 feet to a point of curvature,
4.	Along a curve to the left having a radius of 495.75 feet and an arc length of 122.68 feet to a point of tangency,
5.	North 11°34’45” East, a distance of 280.00 feet to a point of curvature,
6.	Along a curve to the left, having a radius of 495.75 feet and an arc length of 143.75 feet to a point of tangency,
7.	North 05°02’05” West, a distance of 105.91 feet,
8.	North 04°40’02” West, a distance of 39.17 feet to a non-tangent curve from which the radial bears South 84°57’57” West,
9.	Along a curve to the left having a radius of 325.00 feet and an arc length of 43.56 feet to a point of tangency and
10.	North 12°42’47” West, a distance of 569.44 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING through now or formerly EPR Concord II, L.P. (tax lot 15-1-13) and partially along the northerly line of the Golf Course

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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Boundary as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” the following three (3) courses and distances;

11.	Along the aforementioned Golf Course Boundary, South 82°21’29” West, a distance of 174.06 feet,
12.	Continuing along the aforementioned Golf Course Boundary, North 58°09’45” West, a distance of 420.46 feet,
13.

Continuing along the aforementioned Golf Course Boundary, North 00°00’00” East, a distance of 279.68 feet crossing into and continuing through now or formerly ERP Concord II, L.P. (tax lot 15-1-13) the following two (2) courses and distances,

14.	North 74°29’42” East, a distance of 135.99 feet and
15.	North 83°51’46” East, a distance of 139.52 feet along the projected radial to the next described course to a point on the westerly line of Chalet Road;

CONTINUING along aforementioned westerly line of Chalet Road the following four (4) courses and distances;

16.

From the point on the aforementioned curve from where the radial bears North 83°51’46” East along the curve to the left, having a radius of 546.00 feet and an arc length of 292.12 feet to a point of tangency,

17.	South 36°47’29” East, a distance of 158.93 feet to a point of curvature,
18.	Along a curve to the right, having a radius of 325.00 feet and an arc length of 136.58 feet to a point of tangency and
19.	South 12°42’47” East, a distance of 10.84 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 169,684 square feet or 3.895 acres of land more or less.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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LEGAL DESCRIPTION OF GOLF COURSE MAINTENANCE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Maintenance Boundary” on a map entitled “Golf Course Maintenance Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following ten (10) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,
2.	Along a curve to the left having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,
3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature,
4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 265.99 feet to a point of tangency,
5.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,
6.	Along a curve to the left, having a radius of 3029.00 feet and an arc length of 267.59 feet to a point of tangency,
7.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature,
8.	Along a curve to the right, having a radius of 5971.00 feet and an arc length of 319.99 feet to a point of tangency,
9.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and
10.	Along a curve to the left, having a radius of 6029.00 feet and an arc length of 80.00 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following five (5) courses and distances;

11.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 160.36 feet to a point of tangency,
12.	South 89°41’32” West, a distance of 91.98 feet to a point of curvature,

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13.	Along a curve to the left, having a radius of 529.00 feet and an arc length of 174.70 feet to a point of tangency,
14.	South 70°46’12” West, a distance of 84.29 feet to a point of curvature;
15.	Along a curve to the left, having a radius of 1029.00 feet and an arc length of 132.14 feet to a point on the curve from which the radial bears South 26°35’14” East;

THENCE along the projection of the aforementioned radial from the curve through now or formerly EPR Concord II, L.P. (tax lot 23-1-52.2) the following two (2) courses and distances;

16.	North 26°35’14” West, a distance of 104.30 feet and
17.

North 42°17’24” East, a distance of 305.83 feet to a point on the southerly boundary of the Golf Course as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015,”

CONTINUING through now or formerly EPR Concord II, L.P. (tax lot 23-152.2) along aforementioned southerly line of the Golf Course Boundary the following five (5) courses and distances;

18.	South 87°15’16” East, a distance of 129.52 feet,
19.	North 71°57’26” East, a distance of 172.23 feet,
20.	South 80°27’32” East, a distance of 121.93 feet,
21.	South 46°39’33” East, a distance of 184.50 feet and
22.	South 36°08’12” West, a distance of 138.58 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 151,460 square feet or 3.477 acres of land more or less.

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EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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Exhibit C

Entertainment Village Parcel

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York and designated as “Parcel 3” as shown and designated on a certain map entitled “Adelaar Phase 1 (Final Subdivision Plat) Situate In The Town Of Thompson, County Of Sullivan, State Of New York” made by Steven J. Willard, L.L.S. dated August 7, 2014 and filed in the Office of the County Clerk of Sullivan County, on December 22, 2014 as Filed Map No. 14-245A-H being more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;
(2)	Along a curve to the right, having a radius of 779.00 feet, and an arc length of 196.36 feet to a point of tangency; and
(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 576.91 feet to the centerline of Joyland Road;

CONTINUING along said centerline, the following three (3) courses and distances:

(4)	South 17 degrees 16 minutes 08 seconds West, a distance of 0.98 feet;
(5)	South 16 degrees 16 minutes 26 seconds West, a distance of 1039.20 feet; and
(6)	South 15 degrees 34 minutes 52 seconds West, a distance of 486.10 feet;

THENCE North 70 degrees 46 minutes 13 seconds West, a distance of 68.54 feet to the westerly proposed road line of Joyland Road, said boundary also being the easterly line of aforementioned Parcel 1;

THENCE along said easterly line of Parcel 1 the following nine (9) courses and distances:

(1)	North 16 degrees 03 minutes 08 seconds East, a distance of 63.10 feet;
(2)	North 30 degrees 19 minutes 35 seconds West, a distance of 358.61 feet;
(3)	North 14 degrees 40 minutes 25 seconds East, a distance of 165.03 feet;
(4)	North 30 degrees 37 minutes 41 seconds West, a distance of 313.25 feet;
(5)	North 27 degrees 00 minutes 34 seconds West, a distance of 228.53 feet;
(6)	South 83 degrees 03 minutes 38 seconds West, a distance of 93.35 feet;
(7)	North 52 degrees 48 minutes 52 seconds West, a distance of 243.94 feet;
(8)	North 37 degrees 57 minutes 26 seconds East, a distance of 586.42 feet; and

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(9)	North 17 degrees 14 minutes 23 seconds East, a distance of 104.27 feet to the point and place of BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;
(2)	Along a curve to the right, having a radius of 779.00 feet and an arc length of 196.36 feet to a point of tangency; and
(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 453.87 feet to the westerly proposed road line of Joyland Road;

CONTINUING along said westerly line, South 05 degrees 45 minutes 02 seconds West, a distance of 20.72 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following three (3) courses and distances:

(7)	North 69 degrees 03 minutes 45 seconds West, a distance of 459.30 feet to a point of curvature;
(8)	Along a curve to the left, having a radius of 759.00 feet and an arc length of 191.32 feet to a point of tangency; and
(9)

North 83 degrees 30 minutes 17 seconds West, a distance of 42.36 feet to a point in the common boundary between the herein described parcel on the east and Parcel 1 on the west as shown on the aforesaid map;

THENCE continuing along said common boundary, North 17 degrees 14 minutes 23 seconds East, a distance of 20.36 feet to the point and place of BEGINNING.

ALSO EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map for the purposes of a Proposed Road R.O.W. for Joyland Road, which is more particularly bounded and described as follows:

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

COMMENCING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(10)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;
(11)	Along a curve to the right, having a radius of 779.00 feet and an arc length of 196.36 feet to a point of tangency; and
(12)	South 69 degrees 03 minutes 45 seconds East, a distance of 453.87 feet to the point of BEGINNING;

THENCE from said point of beginning, continuing along the said southerly proposed road line, South 69 degrees 03 minutes 45 seconds East, a distance of 123.04 feet to the centerline of Joyland Road;

CONTINUING along said centerline, the following three (3) courses and distances:

(13)	South 17 degrees 16 minutes 08 seconds West, a distance of 0.98 feet;
(14)	South 16 degrees 16 minutes 26 seconds West, a distance of 1039.20 feet; and
(15)	South 15 degrees 34 minutes 52 seconds West, a distance of 486.10 feet;

THENCE North 70 degrees 46 minutes 13 seconds West, a distance of 68.54 feet to the westerly proposed road line of Joyland Road, said boundary also being the easterly line of aforementioned Parcel 1;

CONTINUING along said easterly line of Parcel 1, the following three (3) courses and distances:

(16)	North 16 degrees 03 minutes 08 seconds East, a distance of 1193.29 feet to the point of curvature;
(17)	Along a curve to the left, having a radius of 465.00 feet and an arc length of 83.61 feet to a point of tangency; and
(18)

North 05 degrees 45 minutes 02 seconds East, a distance of 260.69 feet to the southerly proposed road line of Thompsonville Road, said line also being the northerly boundary of the herein described parcel, to the point and place of BEGINNING.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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Exhibit D

Resort Property

PARCEL “I”

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel “I” and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point at the southwest corner of lands now or formerly of EPR Concord II, LP on the northerly line of County Route No. 109 also known as Kiamesha Lake Road;

THENCE North 15°59’50” East, a distance of 570.09 feet to an intersection of stonewalls on the division line between the Town of Fallsburg on the north and the Town of Thompson on the south and continuing along same South 69°17’00” East, a distance of 1074.74 feet;

THENCE South 02°28’00” West, a distance of 218.80 feet to the aforementioned northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same North 87°32’00” West, a distance of 388.63 feet;

THENCE North 03°12’00” East, a distance of 150.00 feet;

THENCE North 86°48’00” West, a distance of 300.00 feet;

THENCE South 03°12’00” West, a distance of 150.00 feet to the aforementioned northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same the following two (2) courses and distances;

1.	North 88°00’00” West, a distance of 315.50 feet and
2.	North 87°35’51” West, a distance of 149.97 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 385,641 square feet; or 8.853 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot(s) 4 & 5 and part of 12.1 of the Town of Thompson Tax Maps.

PARCEL ‘II’

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘II’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northeasterly corner of the herein described parcel at a point on the northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same North 86°58’52” West, a distance of 261.00 feet;

THENCE North 25°21’14” East, a distance of 60.54 feet;

THENCE South 89°15’55” East, a distance of 25.02 feet;

THENCE South 79°46’52” East, a distance of 51.91 feet;

THENCE South 71°52’06” East, a distance of 55.54 feet;

THENCE South 68°31’20” East, a distance of 113.73 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 9,086 square feet; or 0.209 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot 49 of the Town of Thompson Tax Maps.

PARCEL ‘III’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel `III’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a mag nail set in the intersection of the southerly line of County Route No. 109 also known as Kiamesha Lake Road and the centerline of County Route 182 also known as Concord Road and continuing along the aforementioned southerly line of County Route No. 109 also known as Kiamesha Lake Road the following nine (9) courses and distances;

3.	South 87°35’17” East, a distance of 150.86 feet,
4.	South 88°28’17” East, a distance of 94.01 feet,
5.	South 87°52’17” East, a distance of 70.39 feet,
6.	South 86°57’17” East, a distance of 147.30 feet,
7.	South 86°32’17” East, a distance of 200.40 feet,

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8.	South 86°51’17” East, a distance of 310.71 feet,
9.	South 87°19’17” East, a distance of 467.40 feet,
10.	South 86°52’59” East, a distance of 289.67 feet and
11.	South 77°47’08” East, a distance of 482.81 feet to the division line between the Town of Fallsburg on the north and the Town of Thompson on the south;

CONTINUING along same the following two (2) courses and distances;

12.	South 68°45’29” East, a distance of 959.75 feet and
13.	South 69°00’29” East, a distance of 1223.13 feet to an iron pin set in the approximate centerline of the West Branch of Sheldrake Stream;

CONTINUING along same the following twenty-nine (29) courses and distances;

14.	South 07°51’27” East, a distance of 30.42 feet,
15.	South 19°46’28” East, a distance of 354.20 feet,
16.	South 37°38’32” East, a distance of 180.68 feet,
17.	South 22°37’10” East, a distance of 96.91 feet,
18.	South 11°59’08” East, a distance of 366.93 feet,
19.	South 43°11’52” East, a distance of 95.64 feet,
20.	South 67°43’50” East, a distance of 102.99 feet,
21.	South 61°57’30” East, a distance of 72.30 feet,
22.	South 06°47’30” East, a distance of 86.33 feet,
23.	South 28°46’20” West, a distance of 67.03 feet,
24.	South 06°51’14” East, a distance of 28.12 feet,
25.	South 37°49’38” East, a distance of 118.30 feet,
26.	South 25°10’27” East, a distance of 89.74 feet,
27.	South 07°26’20” East, a distance of 120.14 feet,
28.	South 01°55’56” East, a distance of 423.06 feet,
29.	South 21°42’05” East, a distance of 166.05 feet,
30.	South 03°21’10” East, a distance of 71.11 feet,
31.	South 33°47’03” East, a distance of 160.33 feet,
32.	South 89°11’55” East, a distance of 80.45 feet,
33.	South 42°01’43” East, a distance of 134.90 feet,
34.	South 18°46’10” West, a distance of 14.55 feet,
35.	South 13°35’40” East, a distance of 75.29 feet,
36.	South 00°58’26” West, a distance of 234.27 feet,
37.	South 08°53’16” West, a distance of 119.20 feet,
38.	South 10°00’15” East, a distance of 241.24 feet,
39.	South 29°19’03” East, a distance of 323.51 feet,
40.	South 23°33’36” East, a distance of 286.99 feet,
41.	South 07°03’12” East, a distance of 111.94 feet and
42.	South 18°55’17” East, a distance of 83.94 feet;

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THENCE South 58°40’39” East, a distance of 405.38 feet;

THENCE North 61°21’13” East, a distance of 233.12 feet;

THENCE North 62°05’14” East, a distance of 187.14 feet;

THENCE North 62°17’11” East, a distance of 452.54 feet to the westerly line of County Route 161 also known as Heiden Road and continuing along same South 37°52’19” East, a distance of 50.80 feet;

THENCE South 62°17’11” West, a distance of 461.21 feet;

THENCE South 62°05’04” West, a distance of 186.93 feet;

THENCE South 61°21’21” West, a distance of 255.70 feet to an iron pin set in the line of division 18 on the north & division 17 on the south of Great Lot 1 of the Hardenburg Patent;

CONTINUING along same the following two (2) courses and distances;

43.	North 69°23’31” West, a distance of 976.04 feet and
44.	North 68°34’41” West, a distance of 1289.25 feet to an iron pin set;

THENCE South 16°09’30” West, a distance of 3187.18 feet to a mag nail set in the centerline of Thompsonville Road;

CONTINUING along same the following two (2) courses and distances;

45.	South 85°20’09” West, a distance of 128.96 feet and
46.	North 84°52’46” West, a distance of 67.00 feet;

THENCE crossing Thompsonville Road, South 15°41’46” West, a distance of 28.03 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south also being the southerly line of Thompsonville Road and continuing along same North 69°20’00” West, a distance of 550.03 feet;

THENCE South 15°32’37” West, a distance of 1016.98 feet;

THENCE South 70°51’44” East, a distance of 595.00 feet;

THENCE South 16°37’16” West, a distance of 635.00 feet;

THENCE South 67°34’24” East, a distance of 356.90 feet;

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THENCE North 15°35’33” East, a distance of 850.00 feet;

THENCE North 65°39’27” West, a distance of 400.00 feet;

THENCE North 20°35’33” East, a distance of 410.00 feet;

THENCE South 66°54’27” East, a distance of 54.00 feet;

THENCE North 13°35’33” East, a distance of 383.91 feet to the southerly line of Thompsonville Road;

CONTINUING along same the following four (4) courses and distances;

47.	South 85°12’38” East, a distance of 37.41 feet,
48.	North 84°27’33” East, a distance of 241.27 feet,
49.	North 82°57’33” East, a distance of 200.00 feet and
50.	North 86°35’33” East, a distance of 194.71 feet;

THENCE South 16°35’33” West, a distance of 307.88 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south, and continuing along same South 69°34’27” East, a distance of 653.27 feet to an iron pin set;

THENCE South 17°11’33” West, a distance of 2648.90 feet to an iron pin set;

THENCE North 67°54’27” West, through two (2) found iron pins, a distance of 1245.00 feet to an iron pin found;

THENCE South 15°35’33” West, a distance of 49.50 feet;

THENCE North 70°13’44” West, a distance of 313.98 feet;

THENCE North 69°09’44” West, a distance of 77.20 feet;

THENCE North 70°16’44” West, a distance of 734.96 feet to an axle found;

THENCE North 12°21’46” East, a distance of 405.31 feet to an iron pin set;

THENCE North 69°37’13” West, a distance of 462.31 feet to a mag nail set in the centerline of Joyland Road;

CONTINUING along same the following three (3) courses and distances;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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51.	South 14°13’43” West, a distance of 236.13 feet,
52.	South 16°08’03” West, a distance of 387.79 feet and
53.	South 16°01’34” West, a distance of 481.21 feet to a mag nail set;

THENCE North 69°09’17” West, a distance of 660.73 feet to an iron pin found;

THENCE South 27°05’36” West, a distance of 751.68 feet an iron pin found;

THENCE South 70°46’12” East, a distance of 804.61 feet to a mag nail set in the aforementioned centerline of Joyland Road and continuing along same South 16°44’54” West, a distance of 271.95 feet a mag nail set;

THENCE North 70°48’02” West, a distance of 1621.89 feet to an iron pin set;

THENCE North 17°15’50” East, a distance of 272.71 feet to an iron pin set;

THENCE North 69°58’30” West, a distance of 332.95 feet to the westerly line of the Olmstead lot;

CONTINUING along same the following two (2) courses and distances;

54.	South 18°45’55” West, a distance of 338.72 feet and
55.	South 15°19’04” West, a distance of 829.77 feet, partially along a stonewall to the southwesterly corner of said Olmstead lot;

THENCE running along the southerly line of said Olmstead lot, South 72°32’56” East, a distance of 105.24 feet to an iron pin found in the westerly line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) and continuing along same North 14°20’43” East, a distance of 15.99 feet to an iron pin found in the northwest corner of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2);

THENCE running along the division line between now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-63) on the north and now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) on the south, South 70°30’27” East, a distance of 602.00 feet to an iron pin found;

THENCE through lands of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2), South 19°29’33” West, a distance of 166.45 feet to an iron pin found in the division line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) on the north and now or formerly EPR Concord II, LP (tax lot 23-1-65.1) on the south and continuing along same South 71°38’01” East, a distance of 663.00 feet to an iron pin found;

THENCE through lands of now or formerly EPR Concord II, LP (tax lot 23-165.1) and now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.3), South 19°29’33” West, a distance of

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74.46 feet to an iron pin found in the division line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.3) on the north and now or formerly EPR Concord II, LP (tax lot 31-1-19.2) on the south and continuing along same and also along the line between lot numbers 40 and 46 of Great Lot 13, Hardenburg Patent, South 70°30’27” East, a distance of 282.09 feet to an iron pin found at the northwest corner of now or formerly Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18);

THENCE running along the westerly line of said Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18) and parallel to the center of the travelled way of Joyland Road, South 14°26’13” West, a distance of 531.11 feet to the southwesterly corner of said Nachlai Emunah Bungalows, Inc.;

THENCE running along the southerly line of said Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18) the following three (3) courses and distances;

56.	South 62°40’47” East, a distance of 180.80 feet,
57.	South 25°08’13” West, a distance of 26.80 feet, parallel to and 9 feet easterly of the easterly edge of a concrete slab on which a pump house formerly existed on the herein described parcel and
58.

South 67°43’51” East, a distance of 138.77 feet, parallel to and 6 feet southerly of the southerly face of the main house on said lands of Nachlai Emunah Bungalows, Inc. to the westerly line of Joyland Road at a point 8.0± meters distant westerly and measured at right angles from Station J1+312.8± of the 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457;

CONTINUING along same the following two (2) courses and distances;

59.	South 73°17’31” West, a distance of 17.81 feet to a point 12.500 meters westerly and measured at right angles from Station J1+310.000 of said 1998 survey baseline and
60.

South 18°53’32” West, a distance of 113.40 feet to a monument at the common corner of the northerly line of said State Highway No. 5457 (Route 17) and the westerly line of Joyland Road, 25.700 meters northerly and measured at right angles from Station 1+289.500 of said 1998 survey baseline;

THENCE running along the said northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following nine (9) courses and distances;

61.	North 75°33’24” West, a distance of 229.13 feet to a point 67.300 meters northerly and measured at right angles from Station 10+760.300 of said 1998 survey baseline,
62.	South 84°35’43” West, a distance of 93.92 feet to a monument 53.000 meters northerly and measured at right angles from Station 10+735.500 of said 1998 survey baseline,
63.	North 62°31’32” West, a distance of 58.15 feet to a point 53.9± meters northerly and measured at right angles from Station 10+717.8± of said 1998 survey baseline,

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64.	North 49°50’28” West, a distance of 169.63 feet to a monument 67.8± meters northerly and measured at right angles from Station 10+668.0± of said 1998 survey baseline,
65.	North 47°50’24” West, a distance of 616.51 feet to a point 43.100 meters northerly and measured at right angles from Station 10+445.000 of said 1998 survey baseline,
66.	North 41°10’03” West, a distance of 245.71 feet through a monument on line, to a monument 36.5± meters northerly and measured at right angles from Station 10+370.4± of said 1998 survey baseline,
67.	North 40°35’58” West, a distance of 50.31 feet to an iron pin found,
68.	North 40°45’59” West, a distance of 457.35 feet to an iron pin found in the centerline of a stonewall and continuing partially along said stonewall,
69.	North 16°28’12” East, a distance of 92.91 feet to an iron pin found in the line between lot numbers 40 and 46 of Great Lot 13, Hardenburg Patent;

CONTINUING along same and also along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following five (5) courses and distances;

70.	North 70°30’27” West, a distance of 116.72 feet to an iron pin found,
71.	North 69°17’48” West, a distance of 42.30 feet,
72.	North 40°45’35” West, a distance of 754.68 feet to a monument found,
73.	North 36°30’48” West, a distance of 630.95 feet to a monument found and
74.

North 38°52’58” West, a distance of 496.67 feet to an iron pin set in the line between lot numbers 46 and 47 of Great Lot 13, Hardenburg Patent and continuing along same North 15°13’50” East, a distance of 783.41 feet to an iron pin found;

THENCE North 70°31’44” West, a distance of 1209.71 feet to the northerly line of State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property);

CONTINUING along same the following four (4) courses and distances;

75.	North 41°35’52” West, a distance of 414.77 feet per Map No. 193 R-1,
76.	North 45°42’43” West, a distance of 372.35 feet per Map No. 193 R-1,
77.	South 86°50’05” West, a distance of 124.64 feet and
78.	North 50°59’54” West, a distance of 479.89 feet to an iron pin found;

THENCE North 33°01’47” East, a distance of 114.87 feet;

THENCE North 36°16’31” East, a distance of 171.17 feet;

THENCE North 38°56’55” East, a distance of 77.89 feet;

THENCE South 67°02’55” East, a distance of 228.06 feet;

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THENCE South 14°17’23” West, a distance of 119.41 feet;

THENCE North 81°01’23” East, a distance of 79.55 feet;

THENCE North 06°19’11” East, a distance of 80.05 feet;

THENCE South 67°58’37” East, a distance of 103.34 feet;

THENCE North 17°58’32” East, a distance of 107.66 feet;

THENCE North 20°44’07” East, a distance of 189.25 feet to the centerline of Thompsonville Road and continuing along same North 70°47’00” West, a distance of 382.31 feet;

THENCE North 18°08’37” East, a distance of 611.20 feet to an iron pin found in the centerline of Kiamesha Creek;

CONTINUING along same the following eight (8) courses and distances;

79.	North 52°42’00” West, a distance of 21.60 feet,
80.	North 82°49’00” West, a distance of 51.64 feet,
81.	South 56°38’00” West, a distance of 83.88 feet,
82.	South 61°46’00” West, a distance of 59.64 feet,
83.	North 79°29’00” West, a distance of 146.23 feet,
84.	North 87°37’00” West, a distance of 62.61 feet,
85.	North 83°35’00” West, a distance of 63.60 feet and
86.	South 69°03’00” West, a distance of 64.15 feet;

THENCE North 75°37’00” West, a distance of 518.08 feet;

THENCE North 82°16’00” West, a distance of 30.01 feet to an iron pin set in the centerline of Rock Ridge Road and continuing along same North 12°11’00” East, a distance of 99.00 feet;

THENCE North 21°26’00” West, a distance of 229.50 feet;

THENCE North 14°28’00” West, a distance of 105.60 feet;

THENCE North 12°28’00” West, a distance of 184.80 feet;

THENCE North 10°28’00” East, a distance of 237.60 feet to an iron pin found;

THENCE South 70°32’00” East, a distance of 264.00 feet;

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THENCE South 12°30’00” West, a distance of 151.27 feet to the aforementioned centerline of Rock Ridge Road;

CONTINUING along same the following sixteen (16) courses and distances;

87.	North 22°28’00” East, a distance of 75.40 feet,
88.	North 46°24’00” East, a distance of 27.04 feet,
89.	North 72°54’00” East, a distance of 43.14 feet,
90.	South 81°43’00” East, a distance of 67.14 feet,
91.	South 73°14’00” East, a distance of 289.34 feet,
92.	South 75°51’00” East, a distance of 68.05 feet,
93.	South 84°49’00” East, a distance of 50.34 feet,
94.	North 81°35’00” East, a distance of 60.00 feet,
95.	North 70°47’00” East, a distance of 79.33 feet,
96.	North 66°32’00” East, a distance of 182.90 feet,
97.	North 73°27’13” East, a distance of 174.23 feet,
98.	North 67°46’00” East, a distance of 83.24 feet,
99.	North 61°13’00” East, a distance of 53.40 feet,
100.	North 56°52’00” East, a distance of 215.00 feet,
101.	North 53°01’00” East, a distance of 59.26 feet and
102.	North 41°58’00” East, a distance of 20.18 feet to a mag nail set;

THENCE South 41°52’00” East, a distance of 119.70 feet;

THENCE South 03°05’00” East, a distance of 247.00 feet;

THENCE South 48°18’00” East, a distance of 290.40 feet;

THENCE South 33°18’00” East, a distance of 585.14 feet;

THENCE North 87°26’00” East, a distance of 580.80 feet;

THENCE South 47°48’00” East, a distance of 436.18 feet;

THENCE South 05°50’00” West, a distance of 206.87 feet to the centerline of Thompsonville Road and continuing along same North 57°40’00” East, a distance of 356.40 feet;

THENCE North 20°16’27” West, a distance of 66.71 feet;

THENCE North 34°25’01” East, a distance of 82.03 feet;

THENCE North 25°27’40” East, a distance of 373.40 feet;

THENCE North 37°35’04” East, a distance of 273.90 feet;

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THENCE North 63°33’42” East, a distance of 50.58 feet;

THENCE North 04°06’40” West, a distance of 82.46 feet;

THENCE North 31°12’29” East, a distance of 251.84 feet;

THENCE North 58°17’54” East, a distance of 89.77 feet;

THENCE North 57°31’09” East, a distance of 130.29 feet;

THENCE North 09°02’43” East, a distance of 104.87 feet;

THENCE North 24°36’42” East, a distance of 156.34 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same North 69°20’00” West, a distance of 128.15 feet;

THENCE South 41°39’10” West, a distance of 687.06 feet to an iron pin set;

THENCE North 72°01’55” West, a distance of 982.75 feet to an iron pin found;

THENCE North 76°39’59” East, a distance of 232.83 feet;

THENCE North 73°01’32” East, a distance of 176.88 feet;

THENCE North 41°17’23” East, a distance of 85.80 feet;

THENCE North 71°01’59” West, a distance of 402.27 feet to an iron pin found;

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-22) North 18°12’10” East, a distance of 379.86 feet to an iron pin found in the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same North 69°24’27” West, a distance of 530.94 feet to an iron pin found;

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-22) South 29°02’27” West, a distance of 401.07 feet to an iron pin found;

THENCE North 71°01’59” West, a distance of 312.21 feet to a mag nail set in the centerline of Rock Ridge Road;

CONTINUING along same the following four (4) courses and distances;

103.	North 28°37’25” East, a distance of 100.70 feet,

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104.	North 26°34’44” East, a distance of 96.63 feet,
105.	North 24°04’40” East, a distance of 150.63 feet and
106.

North 17°53’01” East, a distance of 65.77 feet to a mag nail set in the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same South 68°21’00” East, a distance of 340.87 feet to an iron pin found;

THENCE North 17°31’14” East, a distance of 340.63 feet;

THENCE North 73°19’53” West, a distance of 338.06 feet to a mag nail set in the aforementioned centerline of Rock Ridge Road;

CONTINUING along same the following two (2) courses and distances;

107.	North 17°53’01” East, a distance of 355.39 feet and
108.	North 16°35’59” East, a distance of 436.20 feet;

THENCE South 74°29’17” East, a distance of 157.89 feet;

THENCE North 16°07’09” East, a distance of 150.00 feet;

THENCE North 74°29’14” West, a distance of 157.90 feet to the aforementioned centerline of Rock Ridge Road and continuing along same North 15°53’56” East, a distance of 136.87 feet;

THENCE South 70°39’43” East, a distance of 669.63 feet;

THENCE North 16°28’02” East, a distance of 304.22 feet;

THENCE North 16°26’39” East, a distance of 25.78 feet;

THENCE North 70°39’48” West, a distance of 538.92 feet;

THENCE North 21°01’35” East, a distance of 67.91 feet;

THENCE South 66°30’26” East, a distance of 98.31 feet;

THENCE North 19°07’10” East, a distance of 100.00 feet;

THENCE North 65°52’50” West, a distance of 222.29 feet to the aforementioned the centerline of Rock Ridge Road;

CONTINUING along same the following four (4) courses and distances;

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109.	North 17°17’17” East, a distance of 100.33 feet,
110.	North 17°17’23” East, a distance of 18.64 feet,
111.	North 13°02’52” East, a distance of 201.98 feet and
112.	North 10°36’45” East, a distance of 178.79 feet to a RR spike set in the southerly line of County Route 182 also known as Concord Road;

CONTINUING along same the following seven (7) courses and distances;

113.	North 82°58’43” East, a distance of 120.00 feet,
114.	North 68°30’54” East, a distance of 165.61 feet,
115.	North 61°17’31” East, a distance of 89.00 feet,
116.	North 48°54’38” East, a distance of 197.54 feet,
117.	North 53°57’25” East, a distance of 216.00 feet,
118.	North 57°58’49” East, a distance of 370.79 feet and
119.	North 58°05’21” East, a distance of 483.00 feet;

THENCE North 23°40’50” West, a distance of 30.52 feet to the centerline of aforementioned County Route 182 also known as Concord Road;

CONTINUING along same the following seven (7) courses and distances;

120.	North 67°03’00” East, a distance of 444.34 feet,
121.	North 62°36’00” East, a distance of 547.50 feet,
122.	North 53°39’40” East, a distance of 78.54 feet,
123.	North 40°11’42” East, a distance of 604.35 feet,
124.	North 39°59’49” East, a distance of 230.03 feet to a point of curvature,
125.	Along the curve to the left having a radius of 410.28 feet and an arc length of 262.55 feet to a point of tangency and
126.	North 05°59’34” East, a distance of 438.84 feet to a mag nail set at the POINT AND PLACE OF BEGINNING.

CONTAINING an area before the exception of 70,865,067 square feet; or 1626.838 acres of land more or less.

EXCEPTING AND RESERVING all that certain parcel of land of now or formerly Sunshine located in the Town of Thompson, Sullivan County, New York and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point on the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south at the intersection of the southerly line of Thompsonville Road and the centerline of Joyland Road and crossing Thompsonville Road north and along the centerline of Chalet Road the following four (4) courses and distances;

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127.	North 17°16’08” East, a distance of 330.03 feet,
128.	North 16°40’34” East, a distance of 100.27 feet,
129.	North 12°33’45” East, a distance of 86.60 feet and
130.	North 05°33’03” East, a distance of 70.28 feet;

THENCE South 85°20’05” East, a distance of 247.96 feet;

THENCE South 15°59’14” West, a distance of 653.60 feet to the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and the southerly line of Thompsonville Road and continuing along same North 69°20’00” West, a distance of 234.60 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 142,786 square feet; or 3.278 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot 20 of the Town of Thompson Tax Maps.

CONTAINING an area after exception of 70,722,281 square feet; or 1623.560 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 12, 17, 18, 19.1, 19.3, 20.1, 20.2, 20.3, 22, 25.1, 25.2, 25.3, 26.1, 26.2, part of 48 & 49 and Section 15 Block 1 Lot(s) 11.1, 11.2, part of 12.1, 12.3, 13, 14.1, 14.2, 14.3, 15, 16, 17, 18, 19, 22, 24, 25, 35.7, 50 & 51 and Section 23 Block 1 Lot (s) 11.3, 48.1, 48.2, 50.2, 51.2, 52.1, 52.2, 52.3, 52.4, 53.1, 53.2, 53.3, 53.4, 54.1, 54.2, 54.3, 54.4, 54.5, 54.6, 54.7, 54.8, 55, 61.2, part of 65.1, part of 65.2 & part of 65.3, and Section 23 Block 2 Lot(s) 1, 2, 3, 4, 6, 8 & 10 and Section 9 Block 1 Lot 35 and Section 31 Block 1 Lot (s) 17.1 & 19.2 of the Town of Thompson Tax Maps.

PARCEL ‘IV’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘IV’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northwesterly corner of the herein described parcel at a point on the southerly line of County Route 182 also known as Concord Road and continuing along same South 85°04’00” East, a distance of 200.00 feet;

THENCE South 34°56’00” West, a distance of 199.73 feet;

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THENCE North 85°08’00” West, a distance of 200.13 feet;

THENCE North 34°56’00” East, a distance of 200.00 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 34,618 square feet; or 0.795 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot 45 of the Town of Thompson Tax Maps.

PARCEL ‘V’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘V’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northeasterly corner of the herein described parcel at a point on the southerly line of County Route 182 also known as Concord Road;

THENCE South 34°56’00” West, a distance of 116.09 feet;

THENCE South 46°04’00” West, a distance of 260.04 feet;

THENCE South 48°10’00” West, a distance of 184.80 feet;

THENCE North 73°06’00” West, a distance of 377.70 feet;

THENCE North 03°57’00” East, a distance of 381.78 feet to the aforementioned southerly line of County Route 182 also known as Concord Road;

CONTINUING along same the following five (5) courses and distances;

131.	North 84°52’00” East, a distance of 162.27 feet,
132.	South 86°57’00” East, a distance of 89.02 feet,
133.	South 88°51’00” East, a distance of 279.54 feet,
134.	South 81°36’00” East, a distance of 64.72 feet and
135.	South 56°51’00” East, a distance of 158.26 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 270,464 square feet; or 6.209 acres of land more or less.

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SAID parcel being known as Section 13 Block 3 Lot(s) 5 and 7 of the Town of Thompson Tax Maps.

PARCEL ‘VI’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VI’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point at the intersection of the westerly line of County Route 42 and the northerly line of Lanahans Road and continuing along said Lanahans Road South 89°18’49” West, a distance of 86.34 feet;

THENCE North 00°08’49” East, a distance of 200.00 feet;

THENCE North 89°51’11” West, a distance of 225.42 feet;

THENCE North 16°16’49” East, a distance of 664.72 feet;

THENCE North 48°30’11” West, a distance of 52.14 feet;

THENCE North 36°30’11” West, a distance of 25.08 feet;

THENCE North 24°00’11” West, a distance of 36.96 feet;

THENCE North 37°30’11” West, a distance of 29.70 feet;

THENCE North 11°59’11” West, a distance of 39.60 feet;

THENCE North 27°29’11” West, a distance of 48.18 feet;

THENCE North 37°29’11” West, a distance of 38.94 feet;

THENCE North 38°29’11” West, a distance of 47.52 feet;

THENCE North 20°59’11” West, a distance of 54.78 feet;

THENCE North 09°29’11” West, a distance of 79.20 feet;

THENCE North 01°02’11” West, a distance of 66.00 feet;

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THENCE South 58°59’11” East, a distance of 284.46 feet;

THENCE South 14°46’11” East, a distance of 83.08 feet;

THENCE North 63°59’49” East, a distance of 271.11 feet to the aforementioned westerly line of County Route 42;

CONTINUING along same the following eight (8) courses and distances;

136.	South 18°19’11” East, a distance of 40.96 feet,
137.	South 63°59’49” West, a distance of 18.62 feet,
138.	South 12°39’11” East, a distance of 292.92 feet,
139.	South 16°09’49” West, a distance of 97.90 feet,
140.	South 12°03’49” West, a distance of 90.86 feet,
141.	South 13°27’49” West, a distance of 107.88 feet,
142.	South 09°44’49” West, a distance of 431.00 feet and
143.	South 33°58’49” West, a distance of 170.03 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 420,400 square feet; or 9.651 acres of land more or less.

SAID parcel being known as Section 13 Block 1 Lot(s) 28 & 53 of the Town of Thompson Tax Maps.

PARCEL ‘VII’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VII’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the intersection of the easterly line of County Route 42 and the southerly line of County Route 182 also known as Concord Road and continuing along said Concord Road the following three (3) courses and distances;

144.	North 79°36’15” East, a distance of 308.82 feet,
145.	North 85°45’15” East, a distance of 322.14 feet and
146.	North 85°17’15” East, a distance of 364.37 feet;

THENCE South 14°04’15” West, a distance of 316.28 feet;

THENCE South 18°01’15” West, a distance of 513.13 feet;

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THENCE North 60°29’45” West, a distance of 319.98 feet;

THENCE South 86°27’03” West, a distance of 235.46 feet;

THENCE South 28°40’03” West, a distance of 23.97 feet;

THENCE North 60°29’45” West, a distance of 526.32 feet to the aforementioned easterly line of County Route 42;

CONTINUING along same the following two (2) courses and distances;

147.	North 41°48’15” East, a distance of 97.37 feet and
148.	North 35°35’15” East, a distance of 284.65 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 601,003 square feet; or 13.797 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 2.1 & 2.2 of the Town of Thompson Tax Maps.

PARCEL ‘VIII’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VIII’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the southeasterly corner of the herein described parcel at the intersection of the division line between the Town of Fallsburg on the east and the Town of Thompson on the west and the northerly line of County Route 42 and continuing along said northerly line of County Route 42 the following six (6) courses and distances;

149.	South 64°34’59” West, a distance of 233.00 feet,
150.	South 69°49’59” West, a distance of 352.00 feet,
151.	South 72°19’59” West, a distance of 368.00 feet,
152.	South 69°59’59” West, a distance of 450.00 feet,
153.	South 73°44’59” West, a distance of 262.00 feet and
154.	South 68°29’59” West, a distance of 343.07 feet;

THENCE North 07°40’01” West, a distance of 601.35 feet;

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THENCE South 73°33’01” East, a distance of 502.00 feet;

THENCE North 69°41’59” East, a distance of 333.26 feet;

THENCE North 18°12’59” East, a distance of 185.00 feet;

THENCE North 69°58’59” East, a distance of 94.17 feet;

THENCE North 72°19’59” East, a distance of 352.00 feet;

THENCE North 69°49’59” East, a distance of 342.00 feet;

THENCE North 63°42’59” East, a distance of 531.56 feet to the aforementioned division line between the Town of Fallsburg on the east and the Town of Thompson on the west and continuing along same South 11°04’59” West, a distance of 562.00 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 876,964 square feet; or 20.132 acres of land more or less.

SAID parcel being known as Section 9 Block 1 Lot 18.1 of the Town of Thompson Tax Maps.

PARCEL ‘X’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Lot 39 of Great Lot 13, Hardenburg Patent and designated as Parcel ‘X’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point 2.7± meters distant easterly and measured at right angles from Station J1+294.3± of the 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457 (on the easterly line of Joyland Road);

THENCE South 74°39’39” East, a distance of 440.50 feet;

THENCE North 15°20’21” East, a distance of 129.27 feet to the southerly line of Lorraine Drive and continuing along same South 66°44’39” East, a distance of 293.49 feet to the westerly line of Towner Road;

CONTINUING along same the following three (3) courses and distances;

155.	South 20°01’21” West, a distance of 301.74 feet,

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156.	South 85°16’21” West, a distance of 140.96 feet and
157.

South 19°56’21” West, a distance of 163.24 feet to the northerly line of said State Highway No. 5457 (Route 17), 155.5± meters northerly and measured at right angles from Station 10+973.4± of said 1998 survey baseline;

CONTINUING along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following four (4) courses and distances;

158.	North 71°10’47” West, a distance of 8.45 feet to a point 154.000 meters northerly and measured at right angles from Station 10+972.000 of said 1998 survey baseline,
159.	North 61°40’46” West, a distance of 177.83 feet to a point 121.000 meters northerly and measured at right angles from Station 10+929.000 of said 1998 survey baseline,
160.	North 51°49’08” West, a distance of 160.77 feet to a point 2.000 meters westerly and measured at right angles from Station J1+174.500 of said 1998 survey baseline and
161.

North 38°24’16” West, a distance of 283.76 feet to a monument found at the common corner of the northerly line of said State Highway No. 5457 (Route 17) and the easterly line of said Joyland Road, 25.300 meters westerly and measured at right angles from Station J1+259.000 of said 1998 survey baseline and continuing along the easterly line of said Joyland Road, North 14°27’11” East, a distance of 152.30 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 248,530 square feet or 5.705 acres of land more or less.

EXCEPTING AND RESERVING all that certain parcel of land inside Parcel `X’, located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, a temporary easement for highway purposes, more particularly bounded and described as follows;

BEGINNING at a point 155.5± meters northerly and measured at right angles from Station 10+973.4± of said 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457 (Route 17) (on the northerly line of said State Highway);

THENCE running along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following three (3) courses and distances;

162.	North 71°10’47” West, a distance of 8.45 feet to a point 154.000 meters northerly and measured at right angles from Station 10+972.000 of said 1998 survey baseline,
163.	North 61°40’46” West, a distance of 177.83 feet to a point 121.000 meters northerly and measured at right angles from Station 10+929.000 of said 1998 survey baseline and

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164.	North 51°49’08” West, a distance of 127.03 to a point 103.036 meters northerly and measured at right angles from Station 10+894.701 of said 1998 survey baseline;

THENCE North 38°40’16” East, a distance of 62.55 feet to a point 120.000 meters northerly and measured at right angles from Station 10+886.000 of said 1998 survey baseline;

THENCE South 49°22’35” East, a distance of 30.82 feet to a point 124.000 meters northerly and measured at right angles from Station 10+894.500 of said 1998 survey baseline;

THENCE South 34°38’06” East, a distance of 108.43 feet to a point 130.000 meters northerly and measured at right angles from Station 10+927.000 of said 1998 survey baseline;

THENCE South 61°37’40” East, a distance of 169.58 feet to the westerly line of said Towner Road at a point 161.1± meters northerly and measured at right angles from Station 10+967.6± of said 1998 survey baseline and continuing along same South 19°56’21” West, a distance of 26.15 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 11,352 square feet or 0.261 acres of land more or less.

SAID parcel being known as Section 23 Block 2 Lot(s) 31, 32, 33 & 34 of the Town of Thompson Tax Maps.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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LESS AND EXCEPT:

I.	Casino Parcel

PARCEL 1

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 1” on a map entitled, “Map of Parcel 1 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012”, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned Map; and

RUNNING EASTERLY along the said southerly proposed road line, the following fourteen (14) courses and distances:

1.	Along a curve to the left from where the radial bears South 31 degrees 13 minutes 59 seconds East having a radius of 6,021.00 feet and an arc length of 317.77 feet to a point of tangency;
2.	North 55 degrees 44 minutes 35 seconds East a distance of 310.69 feet to a point of curvature;
3.	Along a curve to the right having a radius of 979.00 feet and an arc length of 256.76 feet to a point of tangency;
4.	North 70 degrees 46 minutes 12 seconds East a distance of 84.29 feet to a point of curvature;
5.	Along a curve to the right having a radius of 479.00 feet and an arc length of 158.19 feet to a point of tangency;
6.	North 89 degrees 41 minutes 32 seconds East a distance of 91.98 feet to a point of curvature;
7.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 238.37 feet to a point of tangency;
8.	South 88 degrees 01 minutes 25 seconds East a distance of 281.39 feet to a point of curvature;
9.	Along a curve to the left having a radius of 6,021.00 feet and an arc length of 322.67 feet to a point of tangency;
10.	THENCE North 88 degrees 54 minutes 21 seconds East a distance of 49.46 feet to a point of curvature;
11.	Along a curve to the right having a radius of 2,979.00 feet and an arc length of 263.17 feet to a point of tangency;

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12.	South 86 degrees 01 minutes 57 seconds East a distance of 147.37 feet to a point of curvature;
13.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 263.78 feet to a point of tangency; and
14.	South 83 degrees 30 minutes 17 seconds East a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West a distance of 104.27 feet;

THENCE South 37 degrees 57 minutes 26 seconds West a distance of 586.42 feet;

THENCE South 52 degrees 48 minutes 52 seconds East a distance of 243.94 feet;

THENCE North 83 degrees 03 minutes 38 seconds East a distance of 93.35 feet;

THENCE South 27 degrees 00 minutes 34 seconds East a distance of 228.53 feet;

THENCE South 30 degrees 37 minutes 41 seconds East a distance of 313.25 feet;

THENCE South 14 degrees 40 minutes 25 seconds West a distance of 165.03 feet;

THENCE South 30 degrees 19 minutes 35 seconds East a distance of 358.61 feet to a point in the westerly proposed road line of Joyland Road; and

RUNNING SOUTHERLY along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West a distance of 124.76 feet to a point of curvature;

THENCE along a curve to the right having a radius of 301.00 feet and an arc length of 365.06 feet to a point of tangency;

THENCE South 85 degrees 32 minutes 29 seconds West a distance of 645.96 feet;

THENCE North 07 degrees 22 minutes 08 seconds West a distance of 58.04 feet;

THENCE North 82 degrees 22 minutes 33 seconds West a distance of 419.65 feet;

THENCE South 67 degrees 33 minutes 48 seconds West a distance of 95.71 feet;

THENCE North 16 degrees 23 minutes 16 seconds West a distance of 151.20 feet;

THENCE North 00 degrees 18 minutes 28 seconds East a distance of 368.89 feet;

THENCE North 36 degrees 36 minutes 50 seconds West a distance of 128.05 feet;

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THENCE South 56 degrees 56 minutes 11 seconds West a distance of 458.28 feet;

THENCE South 15 degrees 39 minutes 20 seconds West a distance of 566.94 feet;

THENCE North 70 degrees 16 minutes 15 seconds West a distance of 800.00 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown aforementioned Map; and

CONTINUING ALONG said common boundary, the following ten (10) courses and distances:

15.	North 19 degrees 43 minutes 45 seconds East a distance of 240.00 feet;
16.	North 70 degrees 16 minutes 15 seconds West a distance of 750.00 feet;
17.	North 25 degrees 27 minutes 30 seconds East a distance of 150.00 feet;
18.	South 79 degrees 25 minutes 23 seconds East a distance of 100.00 feet;
19.	North 37 degrees 31 minutes 44 seconds East a distance of 200.00 feet;
20.	North 67 degrees 50 minutes 03 seconds East a distance of 150.00 feet;
21.	North 36 degrees 32 minutes 13 seconds East a distance of 125.00 feet;
22.	North 19 degrees 27 minutes 11 seconds East a distance of 160.00 feet;
23.	North 02 degrees 29 minutes 55 seconds East a distance of 207.25 feet; and
24.	North 31 degrees 13 minutes 59 seconds West a distance of 159.80 feet along the (extended) radial to the curve of the first named course, to the point and place of BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned map and running easterly along the said southerly proposed road line the following fourteen (14) courses and distances:

25.	Along a curve to the left, from where the radial bears South 31 degrees 13 minutes 59 seconds East, having a radius of 6021.00 feet, and an arc length of 317.77 feet to a point of tangency;
26.	North 55 degrees 44 minutes 35 seconds East, a distance of 310.69 feet to a point of curvature;
27.	Along a curve to the right, having a radius of 979.00 feet, and an arc length of 256.76 feet to a point of tangency;
28.	North 70 degrees 46 minutes 12 seconds East, a distance of 84.29 feet to a point of curvature;

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29.	Along a curve to the right, having a radius of 479.00 feet, and an arc length of 158.19 feet to a point of tangency;
30.	North 89 degrees 41 minutes 32 seconds East, a distance of 91.98 feet to a point of curvature;
31.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 238.37 feet to a point of tangency;
32.	South 88 degrees 01 minutes 25 seconds East, a distance of 281.39 feet to a point of curvature;
33.	Along a curve to the left, having a radius of 6021.00 feet, and an arc length of 322.67 feet to a point of tangency;
34.	North 88 degrees 54 minutes 21 seconds East, a distance of 49.46 feet to a point of curvature;
35.	Along a curve to the right, having a radius of 2979.00 feet, and an arc length of 263.17 feet to a point of tangency;
36.	South 86 degrees 01 minutes 57 seconds East, a distance of 147.37 feet to a point of curvature;
37.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 263.78 feet to a point of tangency;
38.	South 83 degrees 30 minutes 17 seconds East, a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West, a distance of 20.36 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following fourteen (14) courses and distances:

39.	North 83 degrees 30 minutes 17 seconds West, a distance of 65.79 feet to a point of curvature;
40.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 262.90 feet to a point of tangency;
41.	North 86 degrees 01 minutes 57 seconds West, a distance of 147.37 feet to a point of curvature;
42.	Along a curve to the left, having a radius of 2959.00 feet, and an arc length of 261.41 feet to a point of tangency;
43.	South 88 degrees 54 minutes 21 seconds West, a distance of 49.46 feet to a point of curvature;
44.	Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 323.74 feet to a point of tangency;
45.	North 88 degrees 01 minutes 25 seconds West, a distance of 281.39 feet to a point of curvature;
46.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 237.57 feet to a point of tangency;
47.	South 89 degrees 41 minutes 32 seconds West, a distance of 91.98 feet to a point of curvature;

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48.	Along a curve to the left, having a radius of 459.00 feet, and an arc length of 15 1.59 feet to a point of tangency;
49.	South 70 degrees 46 minutes 12 seconds West, a distance of 84.29 feet to a point of curvature;
50.	Along a curve to the left, having a radius of 959.00 feet, and an arc length of 251.52 feet to a point of tangency;
51.	South 55 degrees 44 minutes 35 seconds West, a distance of 310.69 feet to a point of curvature; and
52.

Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 318.82 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown on the aforementioned map;

THENCE continuing northerly along said common boundary along the (extended) radial of the last described curve, North 31 degrees 13 minutes 59 seconds West, a distance of 20.00 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESEVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Horizontal Improvement easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following three (3) courses and distances:

53.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;
54.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet; and
55.	South 52 degrees 48 minutes 52 seconds East, a distance of 189.83 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following three (3) courses and distances:

56.	South 52 degrees 48 minutes 52 seconds East, a distance of 54.11 feet;
57.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and
58.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet;

THENCE South 59 degrees 22 minutes 19 seconds West, a distance of 44.15 feet;

THENCE North 64 degrees 39 minutes 29 seconds West, a distance of 53.83 feet;

THENCE North 14 degrees 40 minutes 41 seconds West, a distance of 75.79 feet;

THENCE South 83 degrees 03 minutes 01 seconds West, a distance of 91.90 feet;

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THENCE North 06 degrees 56 minutes 59 seconds West, a distance of 104.50 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Parking and Drive Aisle easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following five (5) courses and distances:

59.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;
60.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet;
61.	South 52 degrees 48 minutes 52 seconds East, a distance of 243.94 feet;
62.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and
63.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following four (4) courses and distances:

64.	South 27 degrees 00 minutes 34 seconds East, a distance of 65.72 feet;
65.	South 30 degrees 37 minutes 41 seconds East, a distance of 313.25 feet;
66.	South 14 degrees 40 minutes 25 seconds West, a distance of 165.03 feet; and
67.	South 30 degrees 19 minutes 35 seconds East, a distance of 358.61 feet to a point in the westerly proposed road lien of Joyland Road;

THENCE running southerly along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West, a distance of 55.49 feet;

THENCE North 30 degrees 18 minutes 58 seconds West, a distance of 413.27 feet;

THENCE North 14 degrees 41 minutes 02 seconds East, a distance of 165.02 feet;

THENCE North 30 degrees 37 minutes 41 seconds West, a distance of 362.29 feet; and

THENCE North 59 degrees 22 minutes 19 seconds East, a distance of 44.15 feet to the POINT AND PLACE OF BEGINNING.

PARCEL 2

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

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PORTIONS HEREOF DENOTED WITH “***”

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 2” on a map entitled, “Map of Parcel 2 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012,” which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on aforementioned Map; and

RUNNING EASTERLY along the common boundary between the said parcels, the following ten (10) courses and distances:

1.	South 31 degrees 13 minutes 59 seconds East a distance of 159.80 feet;
2.	South 02 degrees 29 minutes 55 seconds West a distance of 207.25 feet;
3.	South 19 degrees 27 minutes 11 seconds West a distance of 160.00 feet;
4.	South 36 degrees 32 minutes 13 seconds West a distance of 125.00 feet;
5.	South 67 degrees 50 minutes 03 seconds West a distance of 150.00 feet;
6.	South 37 degrees 31 minutes 44 seconds West a distance of 200.00 feet;
7.	North 79 degrees 25 minutes 23 seconds West a distance of 100.00 feet;
8.	South 25 degrees 27 minutes 30 seconds West a distance of 150.00 feet;
9.	South 70 degrees 16 minutes 15 seconds East a distance of 750.00 feet; and
10.	South 19 degrees 43 minutes 45 seconds West a distance of 240.00 feet;

THENCE North 70 degrees 16 minutes 15 seconds West a distance of 694.90 feet;

THENCE South 15 degrees 13 minutes 50 seconds West a distance of 1,100.22 feet;

THENCE North 70 degrees 31 minutes 44 seconds West a distance of 1,209.71 feet to the northerly line of NYS Route 17; and

ALONG same, the following four (4) courses and distances:

11.	North 41 degrees 35 minutes 52 seconds West a distance of 414.77 feet;
12.	North 45 degrees 42 minutes 43 seconds West a distance of 372.35 feet;
13.	South 86 degrees 50 minutes 05 seconds West a distance of 124.64 feet; and
14.	North 50 degrees 59 minutes 54 seconds West a distance of 479.89 feet;

THENCE North 33 degrees 01 minutes 47 seconds East a distance of 114.87 feet;

THENCE North 36 degrees 16 minutes 31 seconds East a distance of 171.17 feet;

THENCE North 38 degrees 56 minutes 55 seconds East a distance of 77.89 feet;

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THENCE South 67 degrees 02 minutes 55 seconds East a distance of 228.06 feet;

THENCE South 14 degrees 17 minutes 23 seconds West a distance of 119.41 feet;

THENCE North 81 degrees 01 minutes 23 seconds East a distance of 79.55 feet;

THENCE North 06 degrees 19 minutes 11 seconds East a distance of 80.05 feet;

THENCE South 67 degrees 58 minutes 37 seconds East a distance of 103.34 feet;

THENCE North 17 degrees 58 minutes 32 seconds East a distance of 107.66 feet; and

THENCE North 20 degrees 44 minutes 07 seconds East a distance of 166.03 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road; and

CONTINUING ALONG same, the following seventeen (17) courses and distances:

15.	South 69 degrees 58 minutes 51 seconds East a distance of 44.85 feet;
16.	South 68 degrees 44 minutes 39 seconds East a distance of 109.08 feet;
17.	South 65 degrees 26 minutes 13 seconds East a distance of 61.94 feet;
18.	South 62 degrees 26 minutes 24 seconds East a distance of 51.11 feet to a point of curvature;
19.	Along a curve to the right having a radius of 329.00 feet and an arc length of 143.04 feet to a point of tangency;
20.	South 37 degrees 31 minutes 48 seconds East a distance of 80.45 feet to a point of curvature;
21.	Along a curve to the left having a radius of 196.00 feet and an arc length of 241.89 feet to a point of tangency;
22.	North 71 degrees 45 minutes 35 seconds East a distance of 102.22 feet;
23.	North 71 degrees 31 minutes 11 seconds East a distance of 104.54 feet;
24.	North 73 degrees 46 minutes 48 seconds East a distance of 94.90 feet;
25.	North 76 degrees 00 minutes 44 seconds East a distance of 106.85 feet;
26.	North 73 degrees 30 minutes 40 seconds East a distance of 34.99 feet to a point of curvature;
27.	Along a curve to the left having a radius of 1,121.00 feet and an arc length of 379.94 feet to a point of tangency;
28.	North 54 degrees 05 minutes 32 seconds East a distance of 169.65 feet to a point of curvature;
29.	Along a curve to the right having a radius of 5,107.73 feet and an arc length of 305.84 feet to a point of tangency;
30.	North 57 degrees 31 minutes 23 seconds East a distance of 42.64 feet; and

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31.	North 58 degrees 46 minutes 01 seconds East a distance of 580.91 feet to the point and place of BEGINNING.

EXCEPTING AND RESEVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on the aforementioned map and running easterly along the common boundary South 31 degrees 13 minutes 59 seconds East, a distance of 20.00 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

32.	South 58 degrees 46 minutes 01 seconds West, a distance of 580.69 feet;
33.	South 57 degrees 31 minutes 23 seconds West, a distance of 42.42 feet to a point of curvature;
34.	Along a curve to the left, having a radius of 5087.73 feet, and an arc length of 304.64 feet to a point of tangency;
35.	South 54 degrees 05 minutes 32 seconds West, a distance of 169.65 feet to a point of curvature;
36.	Along a curve to the right, having a radius of 1141.00 feet, and an arc length of 386.71 feet to a point of tangency;
37.	South 73 degrees 30 minutes 40 seconds West, a distance of 35.43 feet;
38.	South 76 degrees 00 minutes 44 seconds West, a distance of 106.90 feet;
39.	South 73 degrees 46 minutes 48 seconds West, a distance of 94.12 feet;
40.	South 71 degrees 31 minutes 11 seconds West, a distance of 104.19 feet;
41.	South 71 degrees 45 minutes 35 seconds West, a distance of 102.26 feet to a point of curvature;
42.	Along a curve to the right, having a radius of 216.00 feet, and an arc length of 266.57 feet to a point of tangency;
43.	North 37 degrees 31 minutes 48 seconds West, a distance of 80.45 feet to a point of curvature;
44.	Along a curve to the left, having a radius of 309.00 feet, and an arc length of 13 4.34 feet to a point of tangency;
45.	North 62 degrees 26 minutes 24 seconds West, a distance of 50.58 feet;
46.	North 65 degrees 26 minutes 13 seconds West, a distance of 60.84 feet;
47.	North 68 degrees 44 minutes 39 seconds West, a distance of 108.28 feet; and
48.	North 69 degrees 58 minutes 51 seconds West, a distance of 44.89 feet;

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THENCE North 20 degrees 44 minutes 07 seconds East, a distance of 20.00 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

49.	South 69 degrees 58 minutes 51 seconds East, a distance of 44.85 feet;
50.	South 68 degrees 44 minutes 39 seconds East, a distance of 109.08 feet;
51.	South 65 degrees 26 minutes 13 seconds East, a distance of 61.94 feet;
52.	South 62 degrees 26 minutes 24 seconds East, a distance of 51.11 feet to a point of curvature;
53.	Along a curve to the right, having a radius of 329.00 feet, and an arc length of 143.04 feet to a point of tangency;
54.	South 37 degrees 31 minutes 48 seconds East, a distance of 80.45 feet to a point of curvature;
55.	Along a curve to the left, having a radius of 196.00 feet, and an arc length of 241.89 feet to a point of tangency;
56.	North 71 degrees 45 minutes 35 seconds East, a distance of 102.22 feet;
57.	North 71 degrees 31 minutes 11 seconds East, a distance of 104.54 feet;
58.	North 73 degrees 46 minutes 48 seconds East, a distance of 94.90 feet;
59.	North 76 degrees 00 minutes 44 seconds East, a distance of 106.85 feet;
60.	North 73 degrees 30 minutes 40 seconds East, a distance of 34.99 feet to a point of curvature;
61.	Along a curve to the left, having a radius of 1121.00 feet, and an arc length of 379.94 feet to a point of tangency;
62.	North 54 degrees 05 minutes 32 seconds East, a distance of 169.65 feet to a point of curvature;
63.	Along a curve to the right, having a radius of 5107.73 feet, and an arc length of 305.84 feet to a point of tangency;
64.	North 57 degrees 31 minutes 23 seconds East, a distance of 42.64 feet; and
65.	North 58 degrees 46 minutes 01 seconds East, a distance of 580.91 feet to the POINT AND PLACE OF BEGINNING.

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II.	Golf Course Parcel

LEGAL DESCRIPTION OF GOLF COURSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Boundary” on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southWest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following four (4) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,
2.	Along a curve to the left, having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,
3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature and
4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 24.20 feet to a point on the curve from which the radial bears South 06°15’55” West to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following seven (7) courses and distances;

5.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 241.79 feet to a point of tangency,
6.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,
7.	Along a curve to the left, having a radius of 3029.00 feet, and an arc length of 267.59 feet to a point of tangency,
8.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature;
9.	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 319.99 feet to a point of tangency,
10.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and

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11.	Along a curve to the left, having a radius of 6029.00 feet, and an arc length of 80.00 feet to a point on the curve from which the radial bears South 01°12’58” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 23-1-52.2) the following six (6) courses and distances;

12.	North 36°08’12” East, a distance of 138.58 feet,
13.	North 46°39’33” West, a distance of 184.50 feet,
14.	North 80°27’32” West, a distance of 121.93 feet,
15.	South 71°57’26” West, a distance of 172.23 feet,
16.	North 87°15’16” West, a distance of 129.52 feet and
17.

North 19°25’27” West, a distance of 537.10 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 23-1-52.2) on the southeast, now or formerly Town of Thompson (tax lot 13-3-24) on the southwest and now or formerly EPR Concord II, LP (tax lot 15-115) on the north;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the north and now or formerly Town of Thompson (tax lot 13-324) on the south, North 69°20’00” West, a distance of 128.15 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15-1-15) on the north, now or formerly Town of Thompson (tax lot 13-3-24) on the southeast and now or formerly EPR Concord II, LP (tax lot 13-3-22) on the southwest;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the north and now or formerly EPR Concord II, LP (tax lot 133-22) on the south, North 69°24’26” West, a distance of 235.78 feet to the line between Division 25 on the west and Division 17 on the east at the common corner of now or formerly EPR Concord II, LP (tax lot 15-1-15) on the northeast, now or formerly EPR Concord II, LP (tax lot 13-3-22) on the south and now or formerly EPR Concord II, LP (tax lot 13-3-20.3) on the northwest;

THENCE along said line between Division 25 on the west and Division 17 on the east also being the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the east and now or formerly EPR Concord II, LP (tax lot 13-3-20.3, 133-20.2 & 13-3-20.1) on the west, North 15°30’21” East, a distance of 1710.73 feet to the common corner between now or formerly EPR Concord II, LP (tax lot 15-1-15) on the southeast, now or formerly EPR Concord II, LP (tax lot 13-3-20.1) on the southwest, now or formerly EPR Concord II, LP (tax lot 13-3-19.1) on the northwest and now or formerly EPR Concord II, LP (tax lot 15-1-14.2) on the northeast;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 13-3-19.1) on the west and now or formerly EPR Concord II, LP (tax lot 15-114.2) on the east, North 16 ‘31’47” East, a distance of 1031.28 feet;

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THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-14.2) the following two (2) courses and distances;

18.	North 49 ‘53’39” East, a distance of 1408.51 feet and
19.	South 40°40’13” East, a distance of 459.52 feet to the to a point on the proposed westerly line of Chalet Road said point being on a curve from where the radial bears North 68°30’24” East,

THENCE along the aforementioned proposed westerly line of Chalet Road, the following three (3) courses and distances;

20.	Along said curve to the left, having a radius of 605.00 feet, and an arc length of 60.58 feet to a point of tangency,
21.	South 27°13’48” East, a distance of 474.39 feet to a point of curvature and
22.	Along said curve to the left, having a radius of 595.00 feet, and an arc length of 233.91 feet to a point on the curve from which the radial bears North 40°14’44” East,

CONTINUING through aforementioned now or formerly EPR Concord II, LP (tax lot 15-1-14.2) the following three (3) courses and distances;

23.	Along the aforementioned radial, South 40°14’44” West, a distance of 65.55 feet,
24.	South 24°10’36” East, a distance of 305.40 feet and
25.

South 56°32’37” East, a distance of 210.00 feet to a point in the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15-1-50) on the east;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15-1-50) on the east the following twelve (12) courses and distances;

26.	South 27°06’36” West, a distance of 78.99 feet,
27.	South 17°55’47” West, a distance of 156.34 feet,
28.	South 07°15’06” West, a distance of 139.27 feet,
29.	South 04°52’16” East, a distance of 73.96 feet,
30.	South 34°58’29” West, a distance of 113.94 feet,
31.	South 06°32’37” West, a distance of 40.45 feet,
32.	South 04°27’53” East, a distance of 193.59 feet,
33.	South 21°29’55” West, a distance of 59.40 feet,
34.	South 42°46’43” West, a distance of 99.24 feet,
35.	South 48°59’16” West, a distance of 127.61 feet,
36.	South 67°35’53” West, a distance of 170.27 feet and

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37.

South 55°07’46” West, a distance of 183.59 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15-1-50) on the northeast and now or formerly EPR Concord II, LP (tax lot 15-1-13) on the south and west;

THENCE along the common boundary of now or formerly EPR Concord II, LP (tax lot 15-1-50) on the north and now or formerly EPR Concord II, LP (tax lot 15-1-13) on the south, South 69°20’00” East, a distance of 585.15 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-13) the following three (3) courses and distances;

38.	South 00°00’00” East, a distance of 208.95 feet,
39.	South 58°09’45” East, a distance of 420.46 feet and
40.	North 82°21’29” East, a distance of 174.06 feet to the proposed westerly road line of Chalet Road;

CONTINUING along the proposed westerly road line of Chalet Road the following five (5) courses and distances;

41.	South 12°42’47” East, a distance of 569.44 feet to a point of curvature,
42.	Along the curve to the right, having a radius of 325.00 feet, and an arc length of 43.56 feet to a point on the curve from which the radial bears South 84°57’57” West,
43.	South 04°40’02” East, a distance of 39.17 feet,
44.	South 05°02’05” East, a distance of 105.91 feet to a point of curvature and
45.	Along a curve to the right, having a radius of 495.75 feet and an arc length of 21.54 feet to a point on the curve from which the radial bears South 87°27’17” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-16) South 56°57’59” West, a distance of 343.58 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-16) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-18) on the west;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-16) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-18) on the west, South 16°45’00” West, a distance of 248.70 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-18), North 83°31’14” West, a distance of 354.87 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-18) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-17) on the west;

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THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15-1-18) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-17) on the west, North 16°45’00” East, a distance of 66.54 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15-1-17) the following three (3) courses and distances;

46.	South 84°53’45” West, a distance of 211.18 feet,
47.	South 40°39’55” West, a distance of 68.62 feet and
48.	South 21°54’59” West, a distance of 86.85 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 9,120,644 square feet or 209.381 acres of land more or less.

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LEGAL DESCRIPTION OF GOLF COURSE CLUBHOUSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan county, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Clubhouse Boundary” on a map entitled “Golf Course Clubhouse Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south;

THENCE continuing along the northerly road line of Thompsonville Road North 69°03’45” West, a distance of 90.85 feet to the westerly proposed line of Chalet Road and continuing along same the following ten (10) courses and distances;

1.	North 20°56’15” East, a distance of 7.48 feet to a point of curvature,
2.	Along a curve to the right having a radius of 464.25 feet and an arc length of 59.59 feet to a point of tangency,
3.	North 25°45’27” East, a distance of 151.07 feet to a point of curvature,
4.	Along a curve to the left having a radius of 495.75 feet and an arc length of 122.68 feet to a point of tangency,
5.	North 11°34’45” East, a distance of 280.00 feet to a point of curvature,
6.	Along a curve to the left, having a radius of 495.75 feet and an arc length of 143.75 feet to a point of tangency,
7.	North 05°02’05” West, a distance of 105.91 feet,
8.	North 04°40’02” West, a distance of 39.17 feet to a non-tangent curve from which the radial bears South 84°57’57” West,
9.	Along a curve to the left having a radius of 325.00 feet and an arc length of 43.56 feet to a point of tangency and
10.	North 12°42’47” West, a distance of 569.44 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING through now or formerly EPR Concord II, L.P. (tax lot 15-1-13) and partially along the northerly line of the Golf Course Boundary as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” the following three (3) courses and distances;

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11.	Along the aforementioned Golf Course Boundary, South 82°21’29” West, a distance of 174.06 feet,
12.	Continuing along the aforementioned Golf Course Boundary, North 58°09’45” West, a distance of 420.46 feet,
13.

Continuing along the aforementioned Golf Course Boundary, North 00°00’00” East, a distance of 279.68 feet crossing into and continuing through now or formerly ERP Concord II, L.P. (tax lot 15-1-13) the following two (2) courses and distances,

14.	North 74°29’42” East, a distance of 135.99 feet and
15.	North 83°51’46” East, a distance of 139.52 feet along the projected radial to the next described course to a point on the westerly line of Chalet Road;

CONTINUING along aforementioned westerly line of Chalet Road the following four (4) courses and distances;

16.

From the point on the aforementioned curve from where the radial bears North 83°51’46” East along the curve to the left, having a radius of 546.00 feet and an arc length of 292.12 feet to a point of tangency,

17.	South 36°47’29” East, a distance of 158.93 feet to a point of curvature,
18.	Along a curve to the right, having a radius of 325.00 feet and an arc length of 136.58 feet to a point of tangency and
19.	South 12°42’47” East, a distance of 10.84 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 169,684 square feet or 3.895 acres of land more or less.

LEGAL DESCRIPTION OF GOLF COURSE MAINTENANCE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Maintenance Boundary” on a map entitled “Golf Course Maintenance Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16)

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and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following ten (10) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,
2.	Along a curve to the left having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,
3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature,
4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 265.99 feet to a point of tangency,
5.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,
6.	Along a curve to the left, having a radius of 3029.00 feet and an arc length of 267.59 feet to a point of tangency,
7.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature,
8.	Along a curve to the right, having a radius of 5971.00 feet and an arc length of 319.99 feet to a point of tangency,
9.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and
10.	Along a curve to the left, having a radius of 6029.00 feet and an arc length of 80.00 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following five (5) courses and distances;

11.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 160.36 feet to a point of tangency,
12.	South 89°41’32” West, a distance of 91.98 feet to a point of curvature,
13.	Along a curve to the left, having a radius of 529.00 feet and an arc length of 174.70 feet to a point of tangency,
14.	South 70°46’12” West, a distance of 84.29 feet to a point of curvature;
15.	Along a curve to the left, having a radius of 1029.00 feet and an arc length of 132.14 feet to a point on the curve from which the radial bears South 26°35’14” East;

THENCE along the projection of the aforementioned radial from the curve through now or formerly EPR Concord II, L.P. (tax lot 23-1-52.2) the following two (2) courses and distances;

16.	North 26°35’14” West, a distance of 104.30 feet and
17.

North 42°17’24” East, a distance of 305.83 feet to a point on the southerly boundary of the Golf Course as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015,”

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CONTINUING through now or formerly EPR Concord II, L.P. (tax lot 23-152.2) along aforementioned southerly line of the Golf Course Boundary the following five (5) courses and distances;

23.	South 87°15’16” East, a distance of 129.52 feet,
24.	North 71°57’26” East, a distance of 172.23 feet,
25.	South 80°27’32” East, a distance of 121.93 feet,
26.	South 46°39’33” East, a distance of 184.50 feet and
27.	South 36°08’12” West, a distance of 138.58 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 151,460 square feet or 3.477 acres of land more or less.

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III.	Entertainment Village Parcel

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York and designated as “Parcel 3” as shown and designated on a certain map entitled “Adelaar Phase 1 (Final Subdivision Plat) Situate In The Town Of Thompson, County Of Sullivan, State Of New York” made by Steven J. Willard, L.L.S. dated August 7, 2014 and filed in the Office of the County Clerk of Sullivan County, on December 22, 2014 as Filed Map No. 14-245A-H being more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;
(2)	Along a curve to the right, having a radius of 779.00 feet, and an arc length of 196.36 feet to a point of tangency; and
(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 576.91 feet to the centerline of Joyland Road;

CONTINUING along said centerline, the following three (3) courses and distances:

(4)	South 17 degrees 16 minutes 08 seconds West, a distance of 0.98 feet;
(5)	South 16 degrees 16 minutes 26 seconds West, a distance of 1039.20 feet; and
(6)	South 15 degrees 34 minutes 52 seconds West, a distance of 486.10 feet;

THENCE North 70 degrees 46 minutes 13 seconds West, a distance of 68.54 feet to the westerly proposed road line of Joyland Road, said boundary also being the easterly line of aforementioned Parcel 1;

THENCE along said easterly line of Parcel 1 the following nine (9) courses and distances:

(10)	North 16 degrees 03 minutes 08 seconds East, a distance of 63.10 feet;
(11)	North 30 degrees 19 minutes 35 seconds West, a distance of 358.61 feet;
(12)	North 14 degrees 40 minutes 25 seconds East, a distance of 165.03 feet;
(13)	North 30 degrees 37 minutes 41 seconds West, a distance of 313.25 feet;
(14)	North 27 degrees 00 minutes 34 seconds West, a distance of 228.53 feet;
(15)	South 83 degrees 03 minutes 38 seconds West, a distance of 93.35 feet;
(16)	North 52 degrees 48 minutes 52 seconds West, a distance of 243.94 feet;
(17)	North 37 degrees 57 minutes 26 seconds East, a distance of 586.42 feet; and
(18)	North 17 degrees 14 minutes 23 seconds East, a distance of 104.27 feet to the point and place of BEGINNING.

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CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;
(2)	Along a curve to the right, having a radius of 779.00 feet and an arc length of 196.36 feet to a point of tangency; and
(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 453.87 feet to the westerly proposed road line of Joyland Road;

CONTINUING along said westerly line, South 05 degrees 45 minutes 02 seconds West, a distance of 20.72 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following three (3) courses and distances:

(1)	North 69 degrees 03 minutes 45 seconds West, a distance of 459.30 feet to a point of curvature;
(2)	Along a curve to the left, having a radius of 759.00 feet and an arc length of 191.32 feet to a point of tangency; and
(3)

North 83 degrees 30 minutes 17 seconds West, a distance of 42.36 feet to a point in the common boundary between the herein described parcel on the east and Parcel 1 on the west as shown on the aforesaid map;

THENCE continuing along said common boundary, North 17 degrees 14 minutes 23 seconds East, a distance of 20.36 feet to the point and place of BEGINNING.

ALSO EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map for the purposes of a Proposed Road R.O.W. for Joyland Road, which is more particularly bounded and described as follows:

COMMENCING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;
(2)	Along a curve to the right, having a radius of 779.00 feet and an arc length of 196.36 feet to a point of tangency; and
(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 453.87 feet to the point of BEGINNING;

THENCE from said point of beginning, continuing along the said southerly proposed road line, South 69 degrees 03 minutes 45 seconds East, a distance of 123.04 feet to the centerline of Joyland Road;

CONTINUING along said centerline, the following three (3) courses and distances:

(1)	South 17 degrees 16 minutes 08 seconds West, a distance of 0.98 feet;
(2)	South 16 degrees 16 minutes 26 seconds West, a distance of 1039.20 feet; and
(3)	South 15 degrees 34 minutes 52 seconds West, a distance of 486.10 feet;

THENCE North 70 degrees 46 minutes 13 seconds West, a distance of 68.54 feet to the westerly proposed road line of Joyland Road, said boundary also being the easterly line of aforementioned Parcel 1;

CONTINUING along said easterly line of Parcel 1, the following three (3) courses and distances:

(1)	North 16 degrees 03 minutes 08 seconds East, a distance of 1193.29 feet to the point of curvature;
(2)	Along a curve to the left, having a radius of 465.00 feet and an arc length of 83.61 feet to a point of tangency; and
(3)

North 05 degrees 45 minutes 02 seconds East, a distance of 260.69 feet to the southerly proposed road line of Thompsonville Road, said line also being the northerly boundary of the herein described parcel, to the point and place of BEGINNING.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

IV.	Waterpark Parcel

[See attached.]

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Kiamesha Lake Road
Route 42
Concord Road
Kiamesha Lake
Rock Ridge Drive
Chalet Road
Driving Range
Golf Course
Thompsonville Road
Resort Core
Lake
Lake
Joyland Road
Exit 105
Exit 106
Route 17
1
2
3
4
4
5
6
7
8
9
10
10a
10b
11
12
12
0
1000
2000
4000'
1" = 2000'

LEGEND			
1	Waterpark Site	8	Golf Course Villas
2	Conservation Easement (Casino Lease)	9	Golf Academy
3	Conservation Easement (S. Thompsonville Rd.)	10	Monster Golf Course
4	Conservation Easement (N. Thompsonville Rd.)	10a	Golf Clubhouse
5	Proposed Development Parcel	10b	Golf Maintenance
6	Proposed Development Parcel	11	Entertainment Village
7	Sullivan County Concierge Center	12	Casino Parcels

This diagram is provided for illustrative purposes only and is subject to future development of the site.
For clarity this document should be printed in color.

ADELAAR

EXHIBIT C - PROPOSED DEVELOPMENT PARCELS

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

V.	Section 13, Block 3, Lots 2.1 & 2.2

VI.	Section 13, Block 1, Lot 2.8

VII.	Section 23, Block 1, Lots 30, 32, 33 & 34

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit E

FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), dated as of the          day of                 , 201_, is among                                                   (“Escrow Agent”), MONTREIGN OPERATING COMPANY LLC, a New York limited liability company (“Purchaser”), EPT CONCORD II, LLC, a Delaware limited liability company, EPR CONCORD II, L.P., a Delaware limited partnership, and ADELAAR DEVELOPER, LLC, a Delaware limited liability company (collectively, “Seller”).

W I T N E S S E T H

WHEREAS, Seller and Purchaser entered into that certain Purchase Option Agreement dated December __, 2015 for the option to purchase the property known as the Empire Project Parcels (the “Property”), as more particularly described therein (hereinafter referred to as the “Contract”);

WHEREAS, the Contract provides for the terms and conditions applicable to the option to purchase the Property and the performance obligations and rights of Seller and Purchaser; and

WHEREAS, Section 5 of the Contract requires Seller to escrow with Escrow Agent, in an interest bearing account, in cash, beginning on the 34th month following the Lease Commencement Date (the “Deposit Date”), provided that prior to the Deposit Date a Purchase Event has occurred, the Casino is open for business to the public and the Waterpark Project is not open for business to the public, the amount of ***% of the Purchase Price for such Purchase Event (the “Escrow Deposit”), to be held in escrow until the Completion of the Waterpark Project.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Appointment of Agent.

1.1. Purchaser and Seller hereby appoint Escrow Agent to act as their escrow agent on the terms and conditions hereinafter set forth, and Escrow Agent accepts such appointment on such terms and conditions.

1.2. Escrow Agent agrees to hold the Escrow Deposit on behalf of the parties to the Contract, and to apply, disburse and deliver the Escrow Deposit as provided in the Contract and this Agreement. In the event of any conflict between the terms and conditions of the Contract and the terms or conditions of this Agreement, as to the obligations of Escrow Agent, the terms and conditions of this Agreement shall govern and control.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

2.	Disposition of the Escrow Deposit.

2.1. If prior to the Deposit Date (a) a Purchase Event has occurred, (b) the Casino is open for business to the public and (c) the Waterpark Project is not open for business to the public, then on the Deposit Date, with time being of the essence as to such date, Purchaser shall deliver notice thereof (“Purchaser’s Notice”) to Escrow Agent and Seller, which notice shall include a temporary or permanent certificate of occupancy for the Casino. Within two (2) Business Days after receipt of Purchaser’s Notice, Seller shall deposit the Escrow Deposit with Escrow Agent. Escrow Agent shall hold the Escrow Deposit in a federally insured interest bearing savings account (the “Escrow Account”) which rate of interest need not be maximized. Escrow Agent shall not commingle the Escrow Deposit with any other funds.

2.2. In the event that at any time and from time to time on or after the Waterpark Escrow Date, with time being of the essence as to such date, the Waterpark Project is still not open for business to the public, then Purchaser shall deliver notice thereof to Seller and to Escrow Agent, which notice shall set forth (a) Purchaser’s desire to Complete the Waterpark Project and/or (b) evidence of any fines or penalties assessed on Seller by the New York Gaming Commission or other governmental authority due to failure of the Waterpark Project to be open for business to the public in accordance with the Project Requirements, as well as, in each case, the amount requested to be disbursed by Escrow Agent from the Escrow Deposit with respect to such notice (such amount, the “Requested Amount”). Within 5 (5) days after receipt of Purchaser’s notice, unless Seller shall either (i) object in writing to such disbursement by Escrow Agent or (ii) deliver to Escrow Agent and Purchaser evidence of the Completion of the Waterpark Project, which evidence must include a temporary or permanent certificate of occupancy for the Waterpark Project, then Escrow Agent shall promptly make the disbursement as requested by Purchaser. If Seller acts under clause (ii), then Escrow Agent shall promptly disburse the remaining amount of the Escrow Deposit (as reduced in accordance with this Section 2.2) to Seller. If Seller acts under clause (i), then Escrow Agent shall not make any disbursement of the Escrow Deposit until the earlier of (a) a written notice executed by Seller and Purchaser directing the disbursement of the funds or (b) an order issued by a court of competent jurisdiction, which order is not subject to appeal or for which the time for appeal has expired and no appeal has been perfected, directing the disbursement of such amount.

2.3. Nothing in this Section 2 shall have any effect whatsoever upon Escrow Agent’s rights, duties, and obligations under Section 3.

3.	Concerning Escrow Agent.

3.1. Escrow Agent shall have no duties or responsibilities except those set forth herein and in the Contract. Seller and Purchaser acknowledge that Escrow Agent is serving without compensation, solely as an accommodation to the parties hereto, and

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

except for the negligence or willful misconduct of, or breach of the terms of this Agreement by, the Escrow Agent, Escrow Agent shall have no liability of any kind whatsoever arising out of or in connection with its activity as Escrow Agent. Seller and Purchaser jointly and severally agree to and do hereby indemnify and hold harmless Escrow Agent from all suits, actions, loss, costs, claims, damages, liabilities, and expenses (including, without limitation, attorneys’ fees and disbursements) (“Liabilities”) which may be incurred by reason of its acting as Escrow Agent. In no event shall the Escrow Agent be liable for any lost profits or for any incidental, special, consequential or punitive damages whether or not the Escrow Agent knew of the possibility or likelihood of such damages. Escrow Agent’s substantial compliance with its standard procedures for provision of the services required pursuant to this Agreement shall be deemed to constitute the exercise of ordinary and due care. Purchaser and Seller hereby agree to jointly and severally indemnify and hold harmless the Escrow Agent, and its successors and assigns, from and against any and all Liabilities asserted against them in connection with this Agreement, other than those Liabilities caused by their negligence, willful misconduct or breach of the terms of this Agreement.

3.2. In its capacity as Escrow Agent, Escrow Agent shall not be responsible for the genuineness or validity of any instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein. The parties hereto agree that Escrow Agent is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto believed by Escrow Agent to have been signed by the proper person. Escrow Agent may assume that any person purporting to give any notice hereunder has been duly authorized to do so. Escrow Agent shall have no obligation to review or confirm that actions taken pursuant to such notice in accordance with this Agreement comply with any other agreement or document.;

3.3. Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein and in the Contract. Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery or to enforce any obligation of any person to perform any other act. Escrow Agent shall have no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under such document;

3.4. Escrow Agent shall be entitled to select any and all counsel who may be retained to defend or prosecute any action on behalf of Escrow Agent under or arising out of this Agreement;

3.5. Escrow Agent hereunder may resign at any time on giving ten (10) Business Days prior written notice to that effect to each of the Seller and Purchaser. In such event, a successor Escrow Agent shall be selected by the Seller and approved by

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

the Purchaser, such approval not to be unreasonably withheld or delayed. Escrow Agent shall then deliver to the successor Escrow Agent the Deposit and any interest earned thereon, if any, to be held by the successor Escrow Agent pursuant to the terms of this Escrow Agreement. If no successor Escrow Agent is designated and qualified within ten (10) Business Days after Escrow Agent’s resignation is effective, Escrow Agent may apply to a qualified court for the appointment of a successor Escrow Agent. The expenses thereof shall be equally borne by the Seller and Purchaser;

3.6. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement, and, except as expressly set forth herein, Escrow Agent will not be charged with knowledge of any provisions of the Contract or any other documents executed in connection with the Contract. Escrow Agent shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent;

3.7. If either Purchaser or Seller becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, or if the Escrow Agent is otherwise served with legal process which Escrow Agent in good faith believes affects funds deposited with Escrow Agent, Escrow Agent shall have the right to place a hold on funds deposited with the Escrow Agent until such time as Escrow Agent receives an appropriate court order or other assurances satisfactory to Escrow Agent (in Escrow Agent’s sole discretion) establishing that the funds may continue to be held or disbursed, as the case may be, according to the instructions contained in this Agreement. Escrow Agent shall not be liable or responsible for any failure, refusal or inability of the depository into which the Deposit is deposited to pay the Deposit at Escrow Agent’s direction, or for levies by taxing authorities based upon the taxpayer identification number used to establish this interest bearing account. Escrow Agent shall not be responsible for any interest except for such interest as is actually received (which interest received shall be added to and considered part of the Deposit), nor shall Escrow Agent be responsible for the loss of any interest arising from the closing of any account or the sale of any certificate of deposit or other instrument prior to maturity. Escrow Agent no liability in the event of failure, insolvency, or inability of the depository to pay said funds or accrued interest upon demand for withdrawal; and

3.8. If at any time Escrow Agent, in good faith, is in doubt as to the action it should take under this Agreement, Escrow Agent shall have the right (i) to place a hold on funds on deposit with the Escrow Agent until such time as Escrow Agent receives an appropriate court order or other assurances satisfactory to Escrow Agent as to the disposition of funds in the Escrow Agent’s possession; or (ii) to commence, at the expense of both the Seller and the Purchaser, an interpleader action in any court of competent jurisdiction situated in New York County in the State of New York and to take no further action except in accordance with joint instructions from Purchaser and Seller or in accordance with the final order of the court in such action.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

4.	Termination.

This Agreement shall automatically terminate upon the earlier of (a) Completion of the Waterpark Project, if the same occurs prior to the Deposit Date, or (b) delivery or disbursement by Escrow Agent of the Escrow Deposit in accordance with the terms of this Agreement.

5.	Notices.

All notices, requests or other communications which may be or are required to be given, served or sent by any party hereto to any other party hereto shall be deemed to have been properly given, if in writing and shall be deemed delivered (a) upon delivery, if delivered in person or by facsimile transmission with receipt thereof confirmed by printed facsimile acknowledgment (with a confirmation copy delivered in person or by overnight delivery), (b) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the United States Postal Office and sent by registered or certified mail, postage paid, return receipt requested, and in each case, addressed as follows:

To Seller:	EPT Concord II, LLC 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Attention: Asset Management
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794

With a Copy To:	EPR Properties 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Attention: General Counsel
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794

With a Copy To:	Zarin and Steinmetz 81 Main St, #415 White Plains, NY 10601 Attention: Michael D. Zarin
	Telephone:	(914) 682-7800
	Facsimile:	(914) 683-5490

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

To Purchaser:	c/o Empire Resorts, Inc. 204 Route 17B Monticello, New York 12701 Attention: Chief Counsel
	Telephone:	(845) 794-4100
	Facsimile:	(845) 807-0000

With a Copy To:	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: Steven L. Wilner, Esq.
	Telephone:	(212) 225-2672
	Facsimile:	(212) 225-3999

To Escrow Agent:	[___________________]

6.	Capitalized Terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Contract.

7.	Governing Law/Waiver of Trial by Jury.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

8.	Successors.

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that except as expressly provided herein as to the Escrow Agent, this Agreement may not be assigned by any party without the prior written consent of the other parties.

9.	Entire Agreement.

This Agreement, together with the Contract, contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

10.	Amendments.

Except as expressly provided in this Agreement, no amendment, modification, termination, cancellation, rescission or supersession to this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto.

11.	Counterparts and/or Facsimile Signatures.

This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile, any one of which shall constitute an original of this Agreement. When counterparts or facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto. In the event that this Agreement is executed and delivered by way of facsimile transmission, each party delivering a facsimile counterpart shall promptly deliver an ink-signed original counterpart of the Agreement to the other party by overnight courier service; provided however, that the failure of a party to deliver an ink-signed original counterpart shall not in any way effect the validity, enforceability or binding effect of a counterpart executed and delivered by facsimile transmission.

12.	Severability.

If any provision of the Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

13.	Further Assurances.

Each of the parties shall execute and deliver such additional instruments and other documents and shall take such reasonable further actions as may be reasonably necessary to effectuate, carry out and comply with all of the terms of this Agreement; no party shall be obligated to provide any further assurance that would increase the liabilities or obligations of such party hereunder (except to a de minimis extent) or reduce the rights or benefits of such party hereunder (except to a de minimis extent).

[Remainder of Page Intentionally Left Blank]

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date and year first above written.

SELLER:

EPT CONCORD II LLC, a Delaware limited liability company

By:

Name:

Title:

EPR CONCORD II, L.P., a Delaware limited partnership

By:

Name:

Title:

ADELAAR DEVELOPER, LLC, a Delaware limited liability company

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

PURCHASER:

MONTREIGN OPERATING COMPANY, LLC, a Delaware limited liability company

By:

Name:

Title:

EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company

By:

Name:

Title:

EMPIRE RESORTS REAL ESTATE II, LLC, a New York limited liability company

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

ESCROW AGENT:

TITLE ASSOCIATES, a Division of STEWART TITLE INSURANCE COMPANY

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit F

FORM OF BARGAIN AND SALE DEED WITHOUT COVENANT AGAINST GRANTOR’S ACTS

THIS INDENTURE, made as of the          day of                     , 20        , by [EPT CONCORD II, LLC], a Delaware limited liability company having an address at c/o EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 (hereinafter referred to as “Grantor”), to MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company having an office c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 (hereinafter referred to as “Grantee”).

WITNESSETH, that Grantor, in consideration of Ten Dollars ($10.00), lawful money of the United States, paid by Grantee, does hereby grant and release unto Grantee, the heirs or successors and assigns of Grantee forever:

ALL that certain plot, piece or parcel of land with the building and improvements thereon erected, situate, lying and being, more particularly described on Exhibit A attached hereto and made a part hereof (the “Premises”);

TOGETHER WITH all right, title and interest, if any, of Grantor in and to any streets and roads abutting the Premises to the center lines thereof;

TOGETHER WITH the appurtenances and all the estate and rights of Grantor in and to the Premises.

TO HAVE AND TO HOLD the Premises unto Grantee, the heirs or successors and assigns of Grantee forever.

AND Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvements at the Premises and will apply the same first to the payment of the cost of the improvements before using any part of the total of the same for any other purpose.

IN WITNESS WHEREOF, Grantor has duly executed this deed the day and year first above written.

GRANTOR:	[EPT CONCORD II, LLC]

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the          day of                      in the year 20         before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person or entity upon behalf of which the individual acted, executed the instrument.

1. _____________________________________________
Signature and Office of individual taking acknowledgment

Bargain and Sale Deed	SECTION:	[___]
Without Covenant Against Grantor’s Acts	BLOCK:	[___]
	LOT:	[___]
	COUNTY:	Sullivan
[_____]

TO	STREET ADDRESS:	[__________________]
[____________________]		[__________________]
RETURN BY MAIL TO:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit A (to form of Deed)

Legal Description

(see attached)

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit G

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE

KNOW ALL MEN BY THESE PRESENTS that [EPT CONCORD II, LLC], having an office at c/o EPR Properties, 909 Walnut Street, Suite 200, Kansas City Missouri 64106 (the “Assignor”), in consideration of Ten ($10.00) Dollars and other good and valuable consideration in hand paid by MONTREIGN OPERATING COMPANY, LLC, having an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 (the “Assignee”), the receipt and sufficiency of which are hereby acknowledged, hereby assigns unto Assignee all of Assignor’s right, title and interest as lessor in and to the following:

The Lease (the “Lease”) with respect to the Leased Premises (as defined in the Lease and more particularly described in Exhibit A attached hereto) dated as of                     , 2010, by and between Assignor, as lessor, and Assignee, as lessee (as the same shall have been amended, supplemented or replaced from time to time).

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained in the Lease.

Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Lease herein assigned by Assignor to Assignee on, from and after the date thereof as if Assignee had signed the Lease originally as the lessor named therein.

This Assignment and Assumption of Lease is made without any covenant, warranty or representation by, or recourse against, Assignor or Assignor’s Affiliates (as defined in the Lease) of any kind whatsoever.

This instrument may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be considered one and the same instrument. The signature of any party on any counterpart shall be deemed a signature to, and may be appended, to any other counterpart. A facsimile signature shall bind the parties hereto in the same manner as an original signature and each party executing by facsimile shall promptly deliver to the other parties an original counterpart of such signature.

Excluded from the foregoing assignment shall be any and all obligations of Assignee, as lessee under the Lease, to Assignor, as lessor under the Lease, or to any Affiliates of Seller or any Seller Indemnified Parties (as each are defined in the Lease) either (i) of indemnification, holding harmless and/or defense as may be contained in the Lease, or (ii) which have accrued on or before the date hereof, all of which obligations shall survive subject to the applicable terms of the Lease and continue without alteration, regardless of this assignment or any subsequent amendment, supplement, replacement or termination of the Lease.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

IN WITNESS WHEREOF, the parties hereby have signed this instrument as of this          day of                     , 2        .

[EPT CONCORD II, LLC]

By:
Name:
Title:

MONTREIGN OPERATING COMPANY, LLC

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

Response: On the          day of                      in the year 2         before me, the undersigned, a Notary Public in and for the State of New York, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

Response: On the          day of                      in the year 2         before me, the undersigned, a Notary Public in and for the State of New York, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit A (to form of Assignment and Assumption of Lease)

Legal Description

(see attached)

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit H

FORM OF BILL OF SALE

[EPT CONCORD II, LLC], having an office at c/o EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 (“Seller”), in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid by Seller to MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company, having an address at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 (“Purchaser”), the receipt and sufficiency of which are hereby acknowledged, hereby sells, conveys, assigns, transfers, delivers and sets over to Purchaser all fixtures, furniture, furnishings, equipment, machinery, inventory, appliances and other articles of tangible personal property owned by Seller and which are located at the property more particularly described on Exhibit A hereto.

TO HAVE AND TO HOLD unto Purchaser and its successors and assigns to its and their own use and benefit forever.

This Bill of Sale is made by Seller without recourse and without any expressed or implied representation or warranty whatsoever.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of this          day of                     ,             .

[EPT CONCORD II, LLC]

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit A (to form of Bill of Sale)

Legal Description

(see attached)

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

Exhibit I

Memorandum of Purchase Option Agreement

EPT CONCORD II, LLC,

EPR CONCORD II, L.P.,

and

ADELAAR DEVELOPER, LLC

collectively, as Optionor

and

MONTREIGN OPERATING COMPANY, LLC,

as Optionee

MEMORANDUM OF PURCHASE OPTION AGREEMENT

Dated: December [    ], 2015

PREPARED BY AND UPON

RECORDATION RETURN TO:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Attention: Steven L. Wilner, Esq.

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

MEMORANDUM OF PURCHASE OPTION AGREEMENT

THIS MEMORANDUM OF PURCHASE OPTION AGREEMENT, dated as of the [    ] day of December, 2015 (this “Memorandum”), is made by and among EPT CONCORD II LLC, a Delaware limited liability company, EPR CONCORD II, L.P., a Delaware limited partnership, and ADELAAR DEVELOPER, LLC, a Delaware limited liability company (collectively, “Optionor”) and MONTREIGN OPERATING COMPANY, LLC (together with its permitted successors and assigns, “Optionee”).

W I T N E S S E T H :

WHEREAS, Optionor and Optionee are parties to a certain Purchase Option Agreement, dated December [    ], 2015 (the “Purchase Option Agreement”), pursuant to which Optionor granted to Optionee an option to purchase (the “Purchase Option”) that certain real property defined as the Empire Project Parcels therein and more particularly described on Exhibit A hereto (the “Purchase Option Property”); and

WHEREAS, pursuant to the Purchase Option Agreement, Optionor granted to Optionee an option to purchase (the “Resort Project Purchase Option”) that certain real property defined as the Resort Property therein and more particularly described on Exhibit B hereto (the “Resort Property”);

WHEREAS, pursuant to the Purchase Option Agreement, Optionor also granted to Optionee a right of first offer (the “ROFO”) with respect to all or any portion of the Resort Property; and

WHEREAS, in accordance with Section 294(7) of the New York State Real Property Law, the parties desire to record a memorandum summarizing certain (but not all) of the provisions, covenants and conditions set forth in the Purchase Option Agreement;

NOW, THEREFORE, Optionor and Optionee declare as follows:

1.	Parties.

(a) The name and address of Optionor is:

EPT CONCORD II, LLC

EPR PROPERTIES II, L.P.

ADELAAR DEVELOPER, LLC

c/o EPR Properties

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

(b) The name and address of Optionee is:

MONTREIGN OPERATING COMPANY, LLC

c/o Empire Resorts, Inc.

204 Route 17B

Monticello, New York 12701

2. The Purchase Option Agreement. The Purchase Option Agreement was executed as of December [    ], 2015.

3. Option Premises. The premises demised under the Option Agreement are the Purchase Option Property and the Resort Property, in each case as defined herein.

4. Term. The Purchase Option and the ROFO may be exercised by Optionee at any time prior to either (a) the natural expiration of the term of the Casino Lease (as defined therein) or (b) 90 days following the earlier termination of the Casino Lease if otherwise terminated in accordance with its terms, unless the period for the exercise of the Purchase Option is earlier terminated pursuant to the terms of the Purchase Option Agreement. The Resort Project Purchase Option may be exercised by Optionee at any time prior to (i) the expiration of the term of the Purchase Option or (ii) the 10-year anniversary of the earlier to occur of (A) the Lease Commencement Date (as defined in the Purchase Option Agreement) or (B) the date upon which the Purchase Option is exercised in accordance with the term of the Purchase Option Agreement.

5. Nature of Option. Optionee has (a) the option to purchase all (but not less than all) of the Purchase Option Property, (b) the option to purchase all (but not less than all) of the Resort Property and (c) a right of first offer with respect to all or any portion of the Resort Property.

6. Miscellaneous. This Memorandum is subject to all of the terms, conditions and provisions of the Option Agreement and shall not be construed to vary or otherwise affect such terms, conditions and provisions or the rights and obligations of the parties thereto. In the event of any conflict between the terms, conditions and provisions of the Option Agreement and this Memorandum, the terms, conditions and provisions of the Option Agreement shall control.

[Signatures appear on the following page]

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the day and year first above written.

OPTIONOR:

EPT CONCORD II LLC, a Delaware limited liability company

By:
Name:
Title:

EPR CONCORD II, L.P., a Delaware limited partnership

By:
Name:
Title:

ADELAAR DEVELOPER, LLC, a Delaware limited liability company

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

OPTIONEE:

MONTREIGN OPERATING COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

ACKNOWLEDGMENT (NY)

STATE OF	)
	)	ss.

COUNTY OF	)

On the          day of                     , 2015, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of                     , in the State of                     .

Notary Public

My Commission Expires:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

ACKNOWLEDGMENT (NY)

STATE OF	)
	)	ss.

COUNTY OF	)

On the          day of                     , 2015, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of                     , in the State of                     .

Notary Public

My Commission Expires:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

ACKNOWLEDGMENT (NY)

STATE OF	)
	)	ss.

COUNTY OF	)

On the          day of                     , 2015, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of                     , in the State of                     .

Notary Public

My Commission Expires:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

ACKNOWLEDGMENT (NY)

STATE OF	)
	)	ss.

COUNTY OF	)

On the          day of                     , 2015, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of                     , in the State of                     .

Notary Public

My Commission Expires:

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT A

Purchase Option Property

CONFIDENTIAL TREATMENT REQUEST BY

EMPIRE RESORTS, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474

CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN

PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT B

Resort Property